EXHIBIT 10.32

                                                            ROYAL BANK OF CANADA
                                            Life Sciences and Healthcare Markets
                                                    6880 Financial Drive 2nd Flr
                                                    Mississauga, Ontario L5N 7Y5
                                                    Tel.:         (905) 286-7277
                                                    Fax:          (905) 286-7279

[GRAPHIC OMITTED]

March 2, 2007

PRIVATE AND CONFIDENTIAL

ESW CANADA INC. (the "Company")
335 Connie Crescent
Concord, Ontario
L4K 5R2

AND TO

Environmental Solutions Worldwide Inc. (THE "PARENT")
335 Connie Crescent
Concord, Ontario
L4K 5R2

This letter should be read in conjunction with the loan agreement issued by RBC to the Company dated March 2, 2007 (as the same may be amended, restated, supplemented or replaced from time to time, the "Loan Agreement") and the postponement and assignment of claim and the guarantee each executed by the Parent in favour of RBC dated March 2, 2007 (as the same may be amended, restated, supplemented or replaced from time to time, collectively the "Parent Documents").

With regards to the Parent Documents, RBC acknowledges and agrees that it does not object to the repayment of debts and liabilities owed by the Company to the Parent from time to time provided the minimum TNW of the Company is maintained in accordance with the Loan Agreement. From a practical perspective such repayments should not take place more frequently than monthly and not before compliance with the TNW covenant test, based on the most recently delivered monthly internally prepared financial statements of the Company, is confirmed by RBC (such confirmation not to be unreasonably withheld or delayed following delivery by the Company to RBC of such financial statements in accordance with the provisions of the Loan Agreement).

With regards to the general covenant on page 5, covenant b of the Loan Agreement, RBC acknowledges and agrees that the terms of the 2 associated contracts for which we are providing funding under the Loan Agreement are that payment is to be made within 30 days of receipt of product. This letter is our acknowledgement that these terms are acceptable to RBC.

----------------
(R) Registered Trademark of Royal Bank of Canada

SRF # 194377925

In the event of any conflict or inconsistency between the provisions of this letter agreement and the Loan Agreement and the other loan documents contemplated thereby ( including without limitation, the Parent Documents), the provisions of this letter agreement shall govern.

ROYAL BANK OF CANADA

Per:
     ------------------------------------------------
Name: Jeff Patterson
Title: Relationship Manager

                                                            ROYAL BANK OF CANADA
                                            Life Sciences and Healthcare Markets
                                                    6880 Financial Drive 2nd Flr
                                                    Mississauga, Ontario L5N 7Y5
                                                    Tel.:         (905) 286-7277
                                                     Fax:         (905) 286-7279

[GRAPHIC OMITTED]

March 2, 2007

PRIVATE AND CONFIDENTIAL

ESW CANADA INC.
335 Connie Crescent
Concord, Ontario
L4K 5R2

ROYAL BANK OF CANADA (the "BANK") hereby offers the credit facilities described below (the "CREDIT FACILITIES") subject to the terms and conditions set forth below and in the attached Terms & Conditions and Schedules (collectively the "AGREEMENT"). Unless otherwise provided, all dollar amounts are in Canadian currency.

BORROWER:         ESW Canada Inc. (the "BORROWER")

CREDIT FACILITIES
FACILITY #1       $2,500,000 revolving facility available by way of a series of term loans, by way of:

a) RBP based loans ("RBP LOANS")       Interest rate (per annum)   RBP + 1.5%
b) RBUSBR based loans in US currency   Interest rate (per annum):  RBUSBR + 1.5%
   ("RBUSBR Loans")

AVAILABILITY
Borrowings under this facility shall be used to finance eligible up-front costs, excluding overhead costs (the "PRE-SHIPMENT COSTS"), in relation to multiple Export Contracts that meet EDC's criteria under its pre-shipment financing program.

The Borrower may borrow, repay and reborrow up to the amount of this facility provided an Event of Default shall not have occurred and be continuing at the time of any Borrowing. At any time after November 30, 2007, or such later date as may be agreed upon between the Bank and the borrower, any unutilized portion of this facility shall be cancelled by the Bank.

The aggregate Borrowings advanced in respect of any Export Contract must not exceed 90% of the Pre-shipment Costs incurred in connection with such Export Contract and the aggregate Borrowings outstanding under this facility must not exceed at any time 90% of the aggregate Pre-shipment Costs incurred in connection with all Export Contracts for which the Bank is providing financing under this facility. Each Borrowing must be for a minimum amount of $50,000 and a maximum of 6 Borrowings are permitted in connection with any one Export Contract.

REPAYMENT
The Borrower agrees that the aggregate Borrowings advanced in respect of any Export Contract under this facility (each an "REVOLVING TERM FACILITY EXPORT CONTRACT LOAN") shall be repayable on the earlier of (i) the date of receipt by the Borrower of the final payment under such Export Contract and (ii) the day which occurs 1 year from the date of advance of the initial Borrowing under such Revolving Term Facility Export Contract Loan.

--------------------
(R) Registered Trademark of Royal Bank of Canada

SRF #194377925

ESW Canada Inc.                       -2-                         March 2, 2007
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In addition, the Borrower agrees that any advance or partial payment received by the Borrower on account of any Export Contract will be immediately forwarded to the Bank towards repayment of such Export Contract Loan.

FEES:
ONE TIME FEE:                               MONTHLY FEES:
Payable upon acceptance of this Agreement.  Payable in arrears on the same day
Arrangement Fee:  $16,000                   of each month.
                                            Administration Fee: $750
                                            Facility Fee: 0.50% per annum of
                                            unutilized portion of Facility #1

SECURITY
Security for the Borrowings and all other obligations of the Borrower to the Bank (collectively, the "SECURITY"), shall include:

a) General security agreement on the Bank's form 924 signed by the Borrower constituting a first ranking security interest in all personal property of the Borrower;

b) Security agreement (accounts receivable) on the Bank's form 925 signed by the Borrower constituting a first ranking security interest in all accounts receivable of the Borrowers arising out of the Export Contracts, for which the Bank has provided Pre-shipment Costs financing;

c) Security agreement (inventory) on the Bank's form 926 signed by the Borrower constituting a first ranking security interest in all inventory of the Borrower relating to or arising out of the Export Contracts, for which the Bank has provided Pre-shipment Costs financing;

d) Guarantee and postponement of claim on the Bank's form 812 in the amount of $2,500,000, signed by Environmental Solutions Worldwide Inc., supported by a general security agreement on the Bank's form 924 constituting a first ranking security interest in all personal property of Environmental Solutions Worldwide Inc.;

e) Postponement and assignment of claim on the Bank's form 918 signed by Environmental Solutions Worldwide Inc.; and

f) Approval from EDC under the Master Agreement between the Bank and EDC pursuant to EDC's Pre-Shipment financing program, confirming EDC's guarantee of up to 75% of the aggregate Borrowings advanced in respect of each Export Contract for which the Bank provides Pre-shipment Costs financing (each an "EDC PRE-SHIPMENT COSTS GUARANTEE").

FINANCIAL COVENANTS
Without affecting or limiting the right of the Bank to terminate or demand payment of, or cancel or restrict availability of any unutilized portion of any demand or other discretionary facility and while any availability exists under any facility which is not a discretionary facility or any Borrowings remain outstanding under any term facility, the Borrower covenants and agrees with the Bank that the Borrower will:

a) maintain, to be measured as at the end of each month:

     i. a ratio of Current Assets to Current Liabilities of not less than 1.3:1; and

     ii.  Tangible Net Worth of at least $2,500,000.

REPORTING REQUIREMENTS
The Borrower will provide the following to the Bank:

a) Monthly company prepared financial statements for the Borrower, with comparisons to plan, within 30 days of each month end;

ESW Canada Inc.                       -3-                         March 2, 2007
--------------------------------------------------------------------------------


b) Monthly Compliance Certificate, substantially in the form of Schedule "D" signed by an authorized signing officer of the Borrower, within 30 days of each month end, certifying compliance with this Agreement including the financial covenants set forth in the Agreement;

c) annual forecasted balance sheet and income and cash flow statements for the Borrower, prepared on a monthly basis for the next following fiscal year, including full narrative and details of assumptions, within 60 days of each fiscal year end;

d) annual audited financial statements for Environmental Solutions Worldwide Inc., accompanied by a consolidation worksheet and a letter from the auditor, within 120 days of each fiscal year end;

e) annual review engagement financial statements for the Borrower, within 120 days of each fiscal year end; and

f) such other financial and operating statements and reports as and when the Bank may reasonably require.

CONDITIONS PRECEDENT
In no event will the Credit Facilities or any part thereof be available unless the Bank has received:

a)   a duly executed copy of this Agreement;
b) the Security provided for herein, registered, as required, to the satisfaction of the Bank;
c) prior to each and every Borrowing, a Request for Borrowing, substantially in the form of Schedule "C", together with a statement of progress/work-in-progress schedule for the Export Contract for which the Borrower is requesting financing;
d) prior to the first Borrowing in respect of any Export Contract, confirmation that payments due to the Borrower under the applicable Export Contract will be no less than the amount of such Export Contract;
e) prior to the first Borrowing in respect of any Export Contract, notification of acceptable contract from EDC for the applicable Export Contract;
f) such financial and other information or documents relating to the Borrower or any Guarantor if applicable as the Bank may reasonably require; and
g) such other authorizations, approvals, opinions and documentation as the Bank may reasonably require.

Additionally;
h) all documentation to be received by the Bank shall be in form and substance satisfactory to the Bank.

GOVERNING LAW JURISDICTION
Province of Ontario.

ESW Canada Inc.                       -4-                         March 2, 2007
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ACCEPTANCE
This Agreement is open for acceptance until March 30, 2007, after which date it will be null and void, unless extended in writing by the Bank.

ROYAL BANK OF CANADA

Per:
     ------------------------------------------------
Name: Jeff Patterson
Title: Relationship Manager

We acknowledge and accept the terms and conditions of this Agreement on this _______ day of ________________, 2007.

ESW CANADA INC.

Per:_______________________
Name:
Title:

Per: ______________________
Name:
Title:

I/We have the authority to bind the Borrower

\attachments:
Terms and Conditions
Schedules:
o        Definitions
o        Calculation and Payment of Interest and Fees
o        Facility #1 Borrowing Request
o        Compliance Certificate

ESW Canada Inc.                       -5-                         March 2, 2007
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                              TERMS AND CONDITIONS

The Bank is requested by the Borrower to make the Credit Facilities available to the Borrower in the manner and at the rates and times specified in this Agreement. Terms defined elsewhere in this Agreement and not otherwise defined in the Terms and Conditions below or the Schedules attached hereto have the meaning given to such terms as so defined and words used in this Agreement which import the singular number only include the plural and vice versa. In consideration of the Bank making the Credit Facilities available, the Borrower agrees, with the Bank as follows:

REPAYMENT
Amounts outstanding under the Credit Facilities, together with interest, shall become due in the manner and at the rates and times specified in this Agreement and shall be paid in the currency of the Borrowing. Unless the Bank otherwise agrees, any payment hereunder must be made in money which is legal tender at the time of payment.

PREPAYMENT
Where Borrowings are by way of RBP Loans or RBUSBR Loans, the Borrower may prepay such Borrowings in whole or in part without fee or premium.

The prepayment of any Borrowings under a term facility and/or any term loan will be made in reverse order of maturity.

EVIDENCE OF INDEBTEDNESS
The Bank shall maintain accounts and records (the "ACCOUNTS") evidencing the Borrowings made available to the Borrower by the Bank under this Agreement. The Bank shall record the principal amount of such Borrowings, the payment of principal and interest on account of the Borrowings, and all other amounts becoming due to the Bank under this Agreement. The Accounts constitute, in the absence of manifest error, conclusive evidence of the indebtedness of the Borrower to the Bank pursuant to this Agreement. The Borrower authorizes and directs the Bank to automatically debit, by mechanical, electronic or manual means, any bank account of the Borrower for all amounts payable under this Agreement, including, but not limited to, the repayment of principal and the payment of interest, fees and all charges for the keeping of such bank accounts.

GENERAL COVENANTS
Without affecting or limiting the right of the Bank to terminate or demand payment of, or cancel or restrict availability of any unutilized portion of, any demand or other discretionary facility, the Borrower covenants and agrees with the Bank that the Borrower:
a)   will pay all sums of money when due under the terms of this Agreement;
b) will ensure that the payment method agreed upon with each buyer and the Borrower under each Export Contract will be either (i) a letter of credit or (ii) a documentary collection, in either case in form and substance acceptable to the Bank, unless otherwise agreed to by the Bank;
c) will immediately advise the Bank of any event which constitutes or which, with notice, lapse of time or both, would constitute an Event of Default;
d)   will promptly notify the Bank of any Production Disruption;
e) will promptly notify the Bank of any default by it or by any buyer under each Export Contract;
f) will file all material tax returns which are or will be required to be filed by it, pay or make provision for payment of all material taxes (including interest and penalties) and Potential Prior-Ranking Claims, which are or will become due and payable and provide adequate reserves for the payment of any tax, the payment of which is being contested;
g) will give the Bank 30 days prior notice in writing of any intended change in its ownership structure and it will not make or facilitate any such changes without the prior written consent of the Bank;
h) will comply with all Applicable Laws, including, without limitation, all Environmental Laws;
i) will immediately advise the Bank of any action requests or violation notices received concerning the Borrower and hold the Bank harmless from and against any losses, costs or expenses which the Bank may suffer or incur for any environment related liabilities existent now or in the future with respect to the Borrower;
j) will deliver to the Bank such financial and other information as the Bank may reasonably request from time to time, including, but not limited to, the reports and other information set out under Reporting Requirements and any information in connection with any Export Contract;

ESW Canada Inc.                       -6-                         March 2, 2007
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k)   will immediately advise the Bank of any unfavourable change in its financial position which may adversely affect its ability to pay or perform its obligations in accordance with the terms of this Agreement;
l) will keep its assets fully insured against such perils and in such manner as would be customarily insured by Persons carrying on a similar business or owning similar assets;
m) except for Permitted Encumbrances, will not, without the prior written consent of the Bank, grant, create, assume or suffer to exist any mortgage, charge, lien, pledge, security interest or other encumbrance affecting any of its properties, assets or other rights;
n) will not, without the prior written consent of the Bank, sell, transfer, convey, lease or otherwise dispose of any of its properties or assets other than in the ordinary course of business and on commercially reasonable terms;
o) will not, without the prior written consent of the Bank, guarantee or otherwise provide for, on a direct, indirect or contingent basis, the payment of any monies or performance of any obligations by any other Person, except as may be provided for herein;
p) will not, without the prior written consent of the Bank, merge, amalgamate, or otherwise enter into any other form of business combination with any other Person;
q) will permit the Bank or its representatives, from time to time, to visit and inspect the Borrower's premises, properties and assets and examine and obtain copies of the Borrower's records or other information and discuss the Borrower's affairs with the auditors, counsel and other professional advisers of the Borrower; and
r) will co-operate fully with the Bank in any dealings between the Bank and EDC relating to any EDC Pre-shipment Costs Guarantee.

EXPENSES, ETC.
The Borrower agrees to pay the Bank all fees, as stipulated in this Agreement. The Borrower also agrees to pay all fees (including legal fees), costs and expenses incurred by the Bank in connection with preparation, negotiation and documentation of this Agreement and any Security and the operation, enforcement or termination of this Agreement and the Security. The Borrower shall indemnify and hold the Bank harmless against any loss, cost or expense incurred by the Bank if any facility under the Credit Facilities is repaid or prepaid other than on its Maturity Date. The determination by the Bank of such loss, cost or expense shall be conclusive and binding for all purposes and shall include, without limitation, any loss incurred by the Bank in liquidating or redeploying deposits acquired to make or maintain any facility.

GENERAL INDEMNITY
The Borrower hereby agrees to indemnify and hold the Bank and its directors, officers, employees and agents harmless from and against any and all claims, suits, actions, demands, debts, damages, costs, losses, obligations, judgements, charges, expenses and liabilities of any nature which are suffered, incurred or sustained by, imposed on or asserted against any such Person as a result of, in connection with or arising out of i) any Event of Default, ii) the Bank acting upon instructions given or agreements made by electronic transmission of any type, iii) the presence of Contaminants at, on or under or the discharge or likely discharge of Contaminants from, any properties now or previously used by the Borrower or any Guarantor and iv) the breach of or non compliance with any Applicable Law by the Borrower or any Guarantor.

AMENDMENTS AND WAIVERS
No amendment or waiver of any provision of this Agreement will be effective unless it is in writing, signed by the Borrower and the Bank. No failure or delay, on the part of the Bank, in exercising any right or power hereunder or under any Security shall operate as a waiver thereof. Any amendments requested by the Borrower will require review and agreement by the Bank and its counsel. Costs related to this review will be for the Borrower's account.

SUCCESSORS AND ASSIGNS
This Agreement shall extend to and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns. The Borrower shall not be entitled to assign or transfer any rights or obligations hereunder, without the consent in writing of the Bank. The Bank may assign or transfer all or any part of its rights and obligations under this Agreement to any Person. The Bank may disclose to potential or actual assignees or transferees confidential information regarding the Borrower and any Guarantor if applicable, (including, any such information provided by the Borrower, and any Guarantor if applicable, to the Bank) and shall not be liable for any such disclosure.

ESW Canada Inc.                       -7-                         March 2, 2007
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GAAP
Unless otherwise provided, all accounting terms used in this Agreement shall be interpreted in accordance with Canadian Generally Accepted Accounting Principles in effect from time to time, applied on a consistent basis from period to period. Any change in accounting principles or the application of accounting principles, including, without limitation, the use of differential reporting (or any changes to the selection of differential reporting options) is only permitted with the prior written consent of the Bank.

SEVERABILITY
The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement and such invalid provision shall be deemed to be severable.

GOVERNING LAW
This Agreement shall be construed in accordance with and governed by the laws of the Province identified in the Governing Law Jurisdiction section of this Agreement and the laws of Canada applicable therein. The Borrower irrevocably submits to the non-exclusive jurisdiction of the courts of such Province and acknowledges the competence of such courts and irrevocably agrees to be bound by a judgment of any such court.

DEFAULT BY LAPSE OF TIME
The mere lapse of time fixed for performing an obligation shall have the effect of putting the Borrower, or a Guarantor if applicable, in default thereof.

SET-OFF
The Bank is authorized (but not obligated), at any time and without notice, to apply any credit balance (whether or not then due) in any account in the name of the Borrower, or to which the Borrower is beneficially entitled (in any currency) at any branch or agency of the Bank in or towards satisfaction of the indebtedness of the Borrower due to the Bank under the Credit Facilities and the other obligations of the Borrower under this Agreement. For that purpose, the Bank is irrevocably authorized to use all or any part of any such credit balance to buy such other currencies as may be necessary to effect such application.

NOTICES
Any notice or demand to be given by the Bank shall be given in writing by way of a letter addressed to the Borrower. If the letter is sent by telecopier, it shall be deemed received on the date of transmission, provided such transmission is sent prior to 5:00 p.m. on a day on which the Borrower's business is open for normal business, and otherwise on the next such day. If the letter is sent by ordinary mail to the address of the Borrower, it shall be deemed received on the date falling five (5) days following the date of the letter, unless the letter is hand-delivered to the Borrower, in which case the letter shall be deemed to be received on the date of delivery. The Borrower must advise the Bank at once about any changes in the Borrower's address.

CONSENT OF DISCLOSURE
The Borrower hereby grants permission to any Person having information in such Person's possession relating to any Potential Prior-Ranking Claim, to release such information to the Bank (upon its written request), solely for the purpose of assisting the Bank to evaluate the financial condition of the Borrower.

Notwithstanding anything to the contrary herein, the Borrower and it successors agree to the Bank's disclosure of the Borrower's Relevant Credit Information to EDC in relation to the Credit Facilities.

NON-MERGER
The provisions of this Agreement shall not merge with any Security provided to the Bank, but shall continue in full force for the benefit of the parties hereto.

JOINT AND SEVERAL
Where more than one Person is liable as Borrower or Guarantor if applicable for any obligation under this Agreement, then the liability of each such Person for such obligation is joint and several (in Quebec, solidarily) with each other such Person.

ESW Canada Inc.                       -8-                          March 2, 2007
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LIFE INSURANCE
The Borrower acknowledges that the Bank has offered it insurance on the Borrowings under Business Loan Insurance Plan Policy 51000 ("Policy") issued by Sun Life Assurance Company of Canada to the Bank and the Borrower hereby waives this offer or acknowledges it is ineligible for this offer and acknowledges that Borrowings are not insured under the Policy as at the date of acceptance of this Agreement.

COUNTERPART EXECUTION
This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together constitute one and the same instrument.

EMAIL AND FAX TRANSMISSION
The Bank is entitled to rely on any report or certificate provided to the Bank by the Borrower or any Guarantor as applicable, by way of email or fax transmission as though it were an originally signed document. The Bank is further entitled to assume that any communication from the Borrower received by email or fax transmission is a reliable communication from the Borrower.

REPRESENTATIONS AND WARRANTIES
The Borrower, represents and warrants to the Bank that:
a) it is a corporation, duly incorporated, validly existing and duly registered or qualified to c arry on business in each jurisdiction in which its business or assets are located;
b) the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary actions and do not violate its constating documents or any Applicable Laws or agreements to which it is subject or by which it is bound;
c) no event has occurred which constitutes, or which, with notice, lapse of time, or both, would constitute, an Event of Default;
d) there is no claim, action, prosecution or other proceeding of any kind pending or threatened against it or any of its assets or properties before any court or administrative agency which relates to any non-compliance with any Environmental Laws which, if adversely determined, might have a material adverse effect upon its financial condition or operations or its ability to perform its obligations under this Agreement or any Security, and there are no circumstances of which it is aware which might give rise to any such proceeding which it has not fully disclosed to the Bank;
e) it has good and marketable title to all of its properties and assets, free and clear of any encumbrances, other than as may be provided for herein;
f) in respect of each Export Contract, it is not, and each buyer is not, in default of its obligations; and
g) each Export Contract constitutes a legal and binding obligation of the Borrower, enforceable against it in accordance with its terms.

Representations and warranties are deemed to be repeated as at the time of each Borrowing.

LANGUAGE
The parties hereto have expressly requested that this Agreement and all related documents, including notices, be drawn up in the English language. Les parties ont expressement demande que la presente convention et tous les documents y afferents, y compris les avis, soient rediges en langue anglaise.

WHOLE AGREEMENT
This Agreement and any documents or instruments referred to in, or delivered pursuant to, or in connection with, this Agreement constitute the whole and entire agreement between the Borrower and the Bank with respect to the Credit Facilities.

EVENTS OF DEFAULT
Without affecting or limiting the right of the Bank to terminate or demand payment of, or to cancel or restrict availability of any unutilized portion of, any demand or other discretionary facility, each of the following shall constitute an "EVENT OF DEFAULT" which shall entitle the Bank, in its sole discretion, to cancel any Credit Facilities, demand immediate repayment in full of any amounts outstanding under any term facility, together with outstanding accrued interest and any other indebtedness under or with respect to any term facility, and to realize on all or any portion of any Security:
a) failure of the Borrower to pay any principal, interest or other amount when due pursuant to this Agreement;

ESW Canada Inc.                       -9-                          March 2, 2007
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b)   failure of the Borrower, or any Guarantor if applicable, to observe any covenant, condition or provision contained in this Agreement or in any documentation relating hereto or to the Security;
c) the Borrower, or any Guarantor if applicable, is unable to pay its debts as such debts become due, or is, or is adjudged or declared to be, or admits to being, bankrupt or insolvent;
d) if any proceeding is taken to effect a compromise or arrangement with the creditors of the Borrower, or any Guarantor if applicable, or to have the Borrower, or any Guarantor if applicable, declared bankrupt or wound up, or to have a receiver appointed for any part of the assets or operations of the Borrower, or any Guarantor if applicable, or if any encumbrancer takes possession of any part thereof;
e) if in the opinion of the Bank there is a material adverse change in the financial condition, ownership or operation of the Borrower, or any Guarantor if applicable;
f) if any representation or warranty made by the Borrower, or any Guarantor if applicable, under this Agreement or in any other document relating hereto or under any Security shall be false in any material respect;
g) if the Borrower, or any Guarantor if applicable, defaults in the payment of any other indebtedness, whether owing to the Bank or to any other Person, or defaults in the performance or observance of any agreement in respect of such indebtedness where, as a result of such default, the maturity of such indebtedness is or may be accelerated; or;
h)   the default by the Borrower or by any buyer under any Export Contract.

Should the Bank demand immediate repayment in full of any amounts outstanding under any term facility due to an Event of Default, the Borrower shall immediately repay all principal sums outstanding under such facility and all other obligations in connection with any such term facility.

EXCHANGE RATE FLUCTUATIONS
If, for any reason, the amount of Borrowings outstanding under any facility, when converted to the Equivalent Amount in Canadian currency, exceeds the amount available under such facility, the Borrower shall immediately repay such excess or shall secure such excess to the satisfaction of the Bank.

JUDGEMENT CURRENCY
If for the purpose of obtaining judgement in any court in any jurisdiction with respect to this Agreement, it is necessary to convert into the currency of such jurisdiction (the "JUDGEMENT CURRENCY") any amount due hereunder in any currency other than the Judgement Currency, then conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which judgement is given. For this purpose "rate of exchange" means the rate at which the Bank would, on the relevant date, be prepared to sell a similar amount of such currency in the Toronto foreign exchange market, against the Judgement Currency, in accordance with normal banking procedures.

In the event that there is a change in the rate of exchange prevailing between the Business Day before the day on which judgement is given and the date of payment of the amount due, the Borrower will, on the date of payment, pay such additional amounts as may be necessary to ensure that the amount paid on such date is the amount in the Judgement Currency which, when converted at the rate of exchange prevailing on the date of payment, is the amount then due under this Agreement in such other currency together with interest at RBP and expenses (including legal fees on a solicitor and client basis). Any additional amount due from the Borrower under this section will be due as a separate debt and shall not be affected by judgement being obtained for any other sums due under or in respect of this Agreement.

                                                                      Schedule A
--------------------------------------------------------------------------------


Schedule "A" to the Agreement dated March 2, 2007 between ESW Canada Inc., as Borrower, and Royal Bank of Canada, as the Bank.

                                  DEFINITIONS

For the purpose of this Agreement, the following terms and phrases shall have the following meanings:

"APPLICABLE LAWS" means, with respect to any Person, property, transaction or event, all present or future applicable laws, statutes, regulations, rules, orders, codes, treaties, conventions, judgements, awards, determinations and decrees of any governmental, regulatory, fiscal or monetary body or court of competent jurisdiction in any applicable jurisdiction;

"BORROWING" means each use of a Credit Facility and all such usages outstanding at any time are "BORROWINGS";

"BUSINESS DAY" means a day, excluding Saturday, Sunday and any other day which shall be a legal holiday or a day on which banking institutions are closed throughout Canada

"CONTAMINANT" includes, without limitation, any pollutant, dangerous substance, liquid waste, industrial waste, hazardous material, hazardous substance or contaminant including any of the foregoing as defined in any Environmental Law;

"CURRENT ASSETS" means, at any time, those assets ordinarily realizable within one year from the date of determination or within the normal operating cycle, where such cycle is longer than a year;

"CURRENT LIABILITIES" means, at any time, amounts payable within one year from the date of determination or within the normal operating cycle, where such cycle is longer than a year (the operating cycle must correspond with that used for current assets);

"EDC" means Export Development Canada;

"ENVIRONMENTAL ACTIVITY" means any activity, event or circumstance in respect of a Contaminant, including, without limitation, its storage, use, holding, collection, purchase, accumulation, assessment, generation, manufacture, construction, processing, treatment, stabilization, disposition, handling or transportation, or its Release into the natural environment, including movement through or in the air, soil, surface water or groundwater;

"ENVIRONMENTAL LAWS" means all Applicable Laws relating to the environment or occupational health and safety, or any Environmental Activity;

"EQUIVALENT AMOUNT" means, with respect to an amount of any currency, the amount of any other currency required to purchase that amount of the first mentioned currency through the Bank in Toronto, in accordance with normal banking procedures;

"EQUITY" means the total of share capital, (excluding preferred shares redeemable within one year) contributed surplus and retained earnings plus Postponed Debt;

"EXPORT CONTRACT" means any purchase order issued by a buyer to the Borrower for the purchase of goods and/or services by the buyer and any contract entered into between a buyer and the Borrower for the purchase of goods and/or services by a buyer;

"GUARANTOR" means any Person who has guaranteed the obligations of the Borrower under this Agreement;

"MATURITY DATE" means the date on which a facility is due and payable in full;

"PERMITTED ENCUMBRANCES" means, in respect of the Borrower:

                                       2                              Schedule A
--------------------------------------------------------------------------------


a) liens arising by operation of law for amounts not yet due or delinquent, minor encumbrances on real property such as easements and rights of way which do not materially detract from the value of such property, and security given to municipalities and similar public authorities when required by such authorities in connection with the operations of the Borrower in the ordinary course of business; and
b)   Security granted in favour of the Bank;
"PERSON" includes an individual, a partnership, a joint venture, a trust, an unincorporated organization, a company, a corporation, an association, a government or any department or agency thereof including Canada Revenue Agency, and any other incorporated or unincorporated entity;

"POSTPONED DEBT" means indebtedness that is fully postponed and subordinated, both as to principal and interest, on terms satisfactory to the Bank, to the obligations owing to the Bank hereunder;

"POTENTIAL PRIOR-RANKING CLAIMS" means all amounts owing or required to be paid, where the failure to pay any such amount could give rise to a claim pursuant to any law, statute, regulation or otherwise, which ranks or is capable of ranking in priority to the Security or otherwise in priority to any claim by the Bank for repayment of any amounts owing under this Agreement;

"PRODUCTION DISRUPTIONS" means a disruption howsoever caused in any process associated with the goods or services being the subject matter of the Export Contract(s) that may potentially lead to the Borrower's non-compliance with the terms and conditions set out in any Export Contract;

"RBP" and "ROYAL BANK PRIME" each means the annual rate of interest announced by the Bank from time to time as being a reference rate then in effect for determining interest rates on commercial loans made in Canadian currency in Canada;

"RBUSBR" and "ROYAL BANK US BASE RATE" each means the annual rate of interest announced by the Bank from time to time as a reference rate then in effect for determining interest rates on commercial loans made in US currency in Canada;

"RELEASE" includes discharge, spray, inject, inoculate, abandon, deposit, spill, leak, seep, pour, emit, empty, throw, dump, place and exhaust, and when used as a noun has a similar meaning;

"RELEVANT CREDIT INFORMATION" includes but is not limited to (1) the Borrower's name; (2) Borrower's address, phone number and facsimile number; (3) Borrower's contact person; (4) description of the Borrower's business; (5) details of the Export Contracts, including: (a) full name and address of the buyer, (b) description of goods and/or services, (c) delivery dates, (d) terms of sale, (e) description of previous sales by the Borrower to the buyer, (f) the buyer's financial statements (if available), (g) Canadian benefits form; (6) this agreement; and (7) the Bank's credit review of the Borrower, including: (a) financial statements for the Borrower, (b) risk rating of the Borrower, (c) key financial ratios and analysis of the Borrower's financial statements, (d) assessment of technical capabilities of the Borrower, and (e) relevant history of the Borrower;

"TANGIBLE NET WORTH" means the total of Equity less intangibles, deferred charges, leasehold improvements, deferred tax credits and unsecured advances to related parties. For the purpose hereof, intangibles are assets lacking physical substance;

"US" means United States of America.

                                                                      Schedule B
--------------------------------------------------------------------------------


Schedule "B" to the Agreement dated March 2, 2007 between ESW Canada Inc., as Borrower, and Royal Bank of Canada, as the Bank.

                  CALCULATION AND PAYMENT OF INTEREST AND FEES

LIMIT ON INTEREST
The Borrower shall not be obligated to pay any interest, fees or costs under or in connection with this Agreement in excess of what is permitted by Applicable Law.

OVERDUE PAYMENTS
Any amount that is not paid when due hereunder shall, unless interest is otherwise payable in respect thereof in accordance with the terms of this Agreement or the instrument or contract governing same, bear interest until paid at the rate of RBP plus 5% per annum or, in the case of an amount in US currency if applicable, RBUSBR plus 5% per annum. Such interest on overdue amounts shall be computed daily, compounded monthly and shall be payable both before and after any or all of default, maturity date, demand and judgement.

EQUIVALENT YEARLY RATES
The annual rates of interest or fees to which the rates calculated in accordance with this Agreement are equivalent, are the rates so calculated multiplied by the actual number of days in the calendar year in which such calculation is made and divided by 365.

TIME AND PLACE OF PAYMENT
Amounts payable by the Borrower hereunder shall be paid at such place as the Bank may advise from time to time in the applicable currency. Amounts due on a day other than a Business Day shall be deemed to be due on the Business Day next following such day. Interest and fees payable under this Agreement are payable both before and after any or all of default, maturity date, demand and judgement.

RBP LOANS AND RBUSBR LOANS
The Borrower shall pay interest on each RBP Loan and RBUSBR Loan, monthly in arrears, on the 8th day of each month or such other day as may be agreed to between the Borrower and the Bank. Such interest will be calculated monthly and will accrue daily on the basis of the actual number of days elapsed and a year of 365 days and shall be paid in the currency of the applicable Borrowing.

FACILITY FEES
The fee will be calculated in arrears paid as per the frequency indicated in the Fees section of this Agreement and will accrue daily on the unutilized portion of the amount of the applicable facility from and including the date of acceptance of this Agreement.

                                                                      Schedule C
--------------------------------------------------------------------------------


Schedule "C" to the Agreement dated March 2, 2007 between ESW Canada Inc., as Borrower, and Royal Bank of Canada, as the Bank.

                          FACILITY #1 BORROWING REQUEST

The Borrower hereby requests the following be established under Facility 1:

Amount of requested Borrowing:               $_________________

Date of Borrowing:                            _________________

Borrowing Option:                   RBP Loans / RBUSBR Loans

Number of previous Borrowings made in         _________________
respect of Export Contract #____:

Final Maturity Date:                          _________________

Total pre-shipment costs for Export Contract #_________________    $___________

Less:    overhead expenses                                        ($___________)

Pre-shipment Costs for Export Contract # ____________________    A $___________

Marginable Pre-shipment Costs at 90% of A    ______________      B $___________

Less the aggregate Borrowings advanced to date in
respect of Export Contract #____                                 C($___________)

Amount available in respect of
Export Contract # ______________ (B - C)                         D $___________

I hereby certify that (i) Export Contract # _______________ has not been amended, (ii) at this point, production of the goods/services to be sold per such Export Contract are proceeding as originally scheduled in the Export Contract, and (iii) the information set forth herein and in the statement of progress/work-in-progress schedule attached hereto, is true and correct in all respects.

Dated this ________ day of ______________, 20_____.

ESW CANADA INC.

Per:
Name:
Title:

Per:
Name:
Title:

I/We have the authority to bind the Borrower

                                                                      Schedule D
--------------------------------------------------------------------------------

Schedule "D" to the Agreement dated March 2, 2007 between ESW Canada Inc., as Borrower, and Royal Bank of Canada, as the Bank.

                             COMPLIANCE CERTIFICATE

I, ___________________________________, representing the Borrower hereby certify as of month ending___________________________:

1. I am familiar with and have examined the provisions of the Agreement dated March 2, 2007 and any amendments thereto, between ESW Canada Inc., as Borrower, and Royal Bank of Canada as the Bank, and have made reasonable investigations of corporate records and inquiries of other officers and senior personnel of the Borrower and any Guarantor if applicable. Terms defined in the Agreement have the same meanings where used in this certificate.

2. The representations and warranties contained in the Agreement are true and correct.

3. No event or circumstance has occurred which constitutes or which, with the giving of notice, lapse of time, or both, would constitute an Event of Default and there is no reason to believe that during the next month, any such event or circumstance will occur.

4. The ratio of Current Assets to Current Liabilities is _______:1, being not less than the required ratio of 1.3:1.

5. Tangible Net Worth is $____________, being not less than the minimum required amount of $2,500,000.

6. The detailed calculations of the foregoing ratios and covenants is set forth in the addendum annexed hereto and are true and correct in all respects.

Dated this _____ day of _____________, 20___.

Per:      ______________________________
Name:     ______________________________
Title:    ______________________________

Per:      ______________________________
Name:     ______________________________
Title:    ______________________________

                                                            E-FORM 924 (01/2007)

                           GENERAL SECURITY AGREEMENT

1. SECURITY INTEREST

      (a) For value received, the undersigned ("Debtor"), hereby grants to ROYAL BANK OF CANADA ("RBC"), a security interest (the "Security Interest") in the undertaking of Debtor and in all of Debtor's present and after acquired personal property including, without limitation, in all Goods (including all parts, accessories, attachments, special tools, additions and accessions thereto), Chattel Paper, Documents of Title (whether negotiable or not), Instruments, Intangibles, Money and Securities and all other Investment Property now owned or hereafter owned or acquired by or on behalf of Debtor (including such as may be returned to or repossessed by Debtor) and in all proceeds and renewals thereof, accretions thereto and substitutions therefore (hereinafter collectively called "Collateral"), and including, without limitation, all of the following now owned or hereafter owned or acquired by or on behalf of Debtor:

            (i)   all inventory of whatever kind and wherever situate;

            (ii) all equipment (other than Inventory) of whatever kind and wherever situate, including, without limitation, all machinery, tools, apparatus, plant, furniture, fixtures and vehicles of whatsoever nature or kind;

            (iii) all Accounts and book debts and generally all debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured including letters of credit and advices of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by Debtor ("Debts");

            (iv) all lists, records and files relating to Debtor's customers, clients and patients;

            (v) all deeds, documents, writings, papers, books of account and other books relating to or being records of Debts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

            (vi)  all contractual rights and insurance claims;

            (vii) all patents, industrial designs, trade-marks, trade secrets and know-how including without limitation environmental technology and biotechnology, confidential information, trade-names, goodwill, copyrights, personality rights, plant breeders' rights, integrated circuit topographies, software and all other forms of intellectual and industrial property, and any registrations and applications for registration of any of the foregoing (collectively "Intellectual Property"); and

            (viii)all property described in Schedule "C" or any schedule now or hereafter annexed hereto.

      (b) The Security Interest granted hereby shall not extend or apply to and Collateral shall not include the last day of the term of any lease or agreement therefor but upon the enforcement of the Security Interest, Debtor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

      (c) The terms "Goods", "Chattel Paper", "Document of Title", "Instrument", "Intangible", "Security", "Investment Property", "proceed", "Inventory", "accession", "Money", "Account", "financing statement" and "financing change statement" whenever used herein shall be interpreted pursuant to their respective meanings when used in The Personal Property Security Act of the province referred to in Clause 14(s), as amended from time to time, which Act, including amendments thereto and any Act substituted therefor and amendments thereto is herein referred to as the "P.P.S.A.". Provided always that the term "Goods" when used herein shall not include "consumer goods" of Debtor as that term is defined in the P.P.S.A., the term "Inventory" when used herein shall include livestock and the young thereof after conception and crops that become such within one year of execution of this Security Agreement and the term "Investment Property", if not defined in the P.P.S.A., shall be interpreted according to its meaning in the Personal Property Security Act (Ontario). Any reference herein to "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof".

2. INDEBTEDNESS SECURED

      The Security Interest granted hereby secures payment and performance of any and all obligations, indebtedness and liability of Debtor to RBC (including interest thereon) present or future, direct or indirect, absolute or contingent, matured or not, extended or renewed, wheresoever and howsoever incurred and any ultimate unpaid balance thereof and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether Debtor be bound alone or with another or others and whether as principal or surety (hereinafter collectively called the "Indebtedness"). If the Security Interest in the Collateral is not sufficient, in the event of default, to satisfy all Indebtedness of the Debtor, the Debtor acknowledges and agrees that Debtor shall continue to be liable for any Indebtedness remaining outstanding and RBC shall be entitled to pursue full payment thereof.

3. REPRESENTATIONS AND WARRANTIES OF DEBTOR

      Debtor represents and warrants and so long as this Security Agreement remains in effect shall be deemed to continuously represent and warrant that:

      (a) the Collateral is genuine and owned by Debtor free of all security interests, mortgages, liens, claims, charges, licenses, leases, infringements by third parties, encumbrances or other adverse claims or interests (hereinafter collectively called "Encumbrances"), save for the Security Interest and those Encumbrances shown on Schedule "A" or hereafter approved in writing by RBC, prior to their creation or assumption;

      (b) all Intellectual Property applications and registrations are valid and in good standing and Debtor is the owner of the applications and registrations;

      (c) each Debt, Chattel Paper and Instrument constituting Collateral is enforceable in accordance with its terms against the party obligated to pay the same (the "Account Debtor"), and the amount represented by Debtor to RBC from time to time as owing by each Account Debtor or by all Account Debtors will be the correct amount actually and unconditionally owing by such Account Debtor or Account Debtors, except for normal cash discounts where applicable, and no Account Debtor will have any defence, set off, claim or counterclaim against Debtor which can be asserted against RBC, whether in any proceeding to enforce Collateral or otherwise;

                                                            E-FORM 924 (01/2007)

      (d) the locations specified in Schedule "B" as to business operations and records are accurate and complete and with respect to Goods (including Inventory) constituting Collateral, the locations specified in Schedule "B" are accurate and complete save for Goods in transit to such locations and Inventory on lease or consignment; and all fixtures or Goods about to become fixtures and all crops and all oil, gas or other minerals to be extracted and all timber to be cut which forms part of the Collateral will be situate at one of such locations; and

      (e) the execution, delivery and performance of the obligations under this Security Agreement and the creation of any security interest in or assignment hereunder of Debtor's rights in the Collateral to RBC will not result in a breach of any agreement to which Debtor is a party.

4. COVENANTS OF THE DEBTOR

      So long as this Security Agreement remains in effect Debtor covenants and agrees:

      (a) to defend the Collateral against the claims and demands of all other parties claiming the same or an interest therein; to diligently initiate and prosecute legal action against all infringers of Debtor's rights in Intellectual Property; to take all reasonable action to keep the Collateral free from all Encumbrances, except for the Security Interest, licenses which are compulsory under federal or provincial legislation and those shown on Schedule "A" or hereafter approved in writing by RBC, prior to their creation or assumption, and not to sell, exchange, transfer, assign, lease, license or otherwise dispose of Collateral or any interest therein without the prior written consent of RBC; provided always that, until default, Debtor may, in the ordinary course of Debtor's business, sell or lease Inventory and, subject to Clause 7 hereof, use Money available to Debtor;

      (b) to notify RBC promptly of:

            (i) any change in the information contained herein or in the Schedules hereto relating to Debtor, Debtor's business or Collateral,

            (ii)  the details of any significant acquisition of Collateral,

            (iii) the details of any claims or litigation affecting Debtor or
                  Collateral,

            (iv)  any loss or damage to Collateral,

            (v) any default by any Account Debtor in payment or other performance of its obligations with respect to Collateral, and

            (vi)  the return to or repossession by Debtor of Collateral;

      (c) to keep Collateral in good order, condition and repair and not to use Collateral in violation of the provisions of this Security Agreement or any other agreement relating to Collateral or any policy insuring Collateral or any applicable statute, law, by-law, rule, regulation or ordinance; to keep all agreements, registrations and applications relating to Intellectual Property and intellectual property used by Debtor in its business in good standing and to renew all agreements and registrations as may be necessary or desirable to protect Intellectual Property, unless otherwise agreed in writing by RBC; to apply to register all existing and future copyrights, trade-marks, patents, integrated circuit topographies and industrial designs whenever it is commercially reasonable to do so;

      (d) to do, execute, acknowledge and deliver such financing statements, financing change statements and further assignments, transfers, documents, acts, matters and things (including further schedules hereto) as may be reasonably requested by RBC of or with respect to Collateral in order to give effect to these presents and to pay all costs for searches and filings in connection therewith;

      (e) to pay all taxes, rates, levies, assessments and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of Debtor or Collateral as and when the same become due and payable;

      (f) to insure collateral in such amounts and against such risks as would customarily be insured by a prudent owner of similar Collateral and in such additional amounts and against such additional risks as RBC may from time to time direct, with loss payable to RBC and Debtor, as insureds, as their respective interests may appear, and to pay all premiums therefor and deliver copies of policies and evidence of renewal to RBC on request;

      (g) to prevent Collateral, save Inventory sold or leased as permitted hereby, from being or becoming an accession to other property not covered by this Security Agreement;

      (h) to carry on and conduct the business of Debtor in a proper and efficient manner and so as to protect and preserve Collateral and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for Debtor's business as well as accurate and complete records concerning Collateral, and mark any and all such records and Collateral at RBC's request so as to indicate the Security Interest;

      (i) to deliver to RBC from time to time promptly upon request:

            (i) any Documents of Title, Instruments, Securities and Chattel Paper constituting, representing or relating to Collateral,

            (ii) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to Collateral for the purpose of inspecting, auditing or copying the same,

            (iii) all financial statements prepared by or for Debtor regarding
                  Debtor's business,

            (iv) all policies and certificates of insurance relating to Collateral, and

            (v) such information concerning Collateral, the Debtor and Debtor's business and affairs as RBC may reasonably request.

                                                            E-FORM 924 (01/2007)

5. USE AND VERIFICATION OF COLLATERAL

      Subject to compliance with Debtor's covenants contained herein and Clause 7 hereof, Debtor may, until default, possess, operate, collect, use and enjoy and deal with Collateral in the ordinary course of Debtor's business in any manner not inconsistent with the provisions hereof; provided always that RBC shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner RBC may consider appropriate and Debtor agrees to furnish all assistance and information and to perform all such acts as RBC may reasonably request in connection therewith and for such purpose to grant to RBC or its agents access to all places where Collateral may be located and to all premises occupied by Debtor.

6. SECURITIES, INVESTMENT PROPERTY

      If Collateral at any time includes Securities, Debtor authorizes RBC to transfer the same or any part thereof into its own name or that of its nominee(s) so that RBC or its nominee(s) may appear of record as the sole owner thereof; provided that, until default, RBC shall deliver promptly to Debtor all notices or other communications received by it or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to Debtor or its order a proxy to vote and take all action with respect to such Securities. After default, Debtor waives all rights to receive any notices or communications received by RBC or its nominee(s) as such registered owner and agrees that no proxy issued by RBC to Debtor or its order as aforesaid shall thereafter be effective.

Where any Investment Property is held in or credited to an account that has been established with a securities intermediary, RBC may, at any time after default, give a notice of exclusive control to any such securities intermediary with respect to such Investment Property.

7. COLLECTION OF DEBTS

      Before or after default under this Security Agreement, RBC may notify all or any Account Debtors of the Security Interest and may also direct such Account Debtors to make all payments on Collateral to RBC. Debtor acknowledges that any payments on or other proceeds of Collateral received by Debtor from Account Debtors, whether before or after notification of this Security Interest to Account Debtors and whether before or after default under this Security Agreement, shall be received and held by Debtor in trust for RBC and shall be turned over to RBC upon request.

8. INCOME FROM AND INTEREST ON COLLATERAL

      (a) Until default, Debtor reserves the right to receive any Money constituting income from or interest on Collateral and if RBC receives any such Money prior to default, RBC shall either credit the same against the Indebtedness or pay the same promptly to Debtor.

      (b) After default, Debtor will not request or receive any Money constituting income from or interest on Collateral and if Debtor receives any such Money without any request by it, Debtor will pay the same promptly to RBC.

9. INCREASES, PROFITS, PAYMENTS OR DISTRIBUTIONS

      (a) Whether or not default has occurred, Debtor authorizes RBC:

            (i) to receive any increase in or profits on Collateral (other than Money) and to hold the same as part of Collateral.Money so received shall be treated as income for the purposes of Clause 8 hereof and dealt with accordingly;

            (ii) to receive any payment or distribution upon redemption or retirement or upon dissolution and liquidation of the issuer of Collateral; to surrender such Collateral in exchange therefor and to hold any such payment or distribution as part of Collateral.

      (b) If Debtor receives any such increase or profits (other than Money) or payments or distributions, Debtor will deliver the same promptly to RBC to be held by RBC as herein provided.

10. DISPOSITION OF MONEY

      Subject to any applicable requirements of the P.P.S.A., all Money collected or received by RBC pursuant to or in exercise of any right it possesses with respect to Collateral shall be applied on account of Indebtedness in such manner as RBC deems best or, at the option of RBC, may be held unappropriated in a collateral account or released to Debtor, all without prejudice to the liability of Debtor or the rights of RBC hereunder, and any surplus shall be accounted for as required by law.

11. EVENTS OF DEFAULT

The happening of any of the following events or conditions shall constitute default hereunder which is herein referred to as "default":

      (a) the nonpayment when due, whether by acceleration or otherwise, of any principal or interest forming part of Indebtedness or the failure of Debtor to observe or perform any obligation, covenant, term, provision or condition contained in this Security Agreement or any other agreement between Debtor and RBC;

      (b) the death of or a declaration of incompetency by a court of competent jurisdiction with respect to Debtor, if an individual;

      (c) the bankruptcy or insolvency of Debtor; the filing against Debtor of a petition in bankruptcy; the making of an assignment for the benefit of creditors by Debtor; the appointment of a receiver or trustee for Debtor or for any assets of Debtor or the institution by or against Debtor of any other type of insolvency proceeding under the Bankruptcy and Insolvency Act or otherwise;

      (d) the institution by or against Debtor of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of Debtor;

      (e) if any Encumbrance affecting Collateral becomes enforceable against Collateral;

      (f) if Debtor ceases or threatens to cease to carry on business or makes or agrees to make a bulk sale of assets without complying with applicable law or commits or threatens to commit an act of bankruptcy;

      (g) if any execution, sequestration, extent or other process of any court becomes enforceable against Debtor or if distress or analogous process is levied upon the assets of Debtor or any part thereof;

                                                            E-FORM 924 (01/2007)

      h) if any certificate, statement, representation, warranty or audit report heretofore or hereafter furnished by or on behalf of Debtor pursuant to or in connection with this Security Agreement, or otherwise (including, without limitation, the representations and warranties contained herein) or as an inducement to RBC to extend any credit to or to enter into this or any other agreement with Debtor, proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or proves to have omitted any substantial contingent or unliquidated liability or claim against Debtor; or if upon the date of execution of this Security Agreement, there shall have been any material adverse change in any of the facts disclosed by any such certificate, representation, statement, warranty or audit report, which change shall not have been disclosed to RBC at or prior to the time of such execution.

12. ACCELERATION

      RBC, in its sole discretion, may declare all or any part of Indebtedness which is not by its terms payable on demand to be immediately due and payable, without demand or notice of any kind, in the event of default, or if RBC considers itself insecure or that the Collateral is in jeopardy. The provisions of this clause are not intended in any way to affect any rights of RBC with respect to any Indebtedness which may now or hereafter be payable on demand.

13. REMEDIES

      (a) Upon default, RBC may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or an employee or employees of RBC or not, to be a receiver or receivers (hereinafter called a "Receiver", which term when used herein shall include a receiver and manager) of Collateral (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his/her stead. Any such Receiver shall, so far as concerns responsibility for his/her acts, be deemed the agent of Debtor and not RBC, and RBC shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver, his/her servants, agents or employees. Subject to the provisions of the instrument appointing him/her, any such Receiver shall have power to take possession of Collateral, to preserve Collateral or its value, to carry on or concur in carrying on all or any part of the business of Debtor and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including Debtor, enter upon, use and occupy all premises owned or occupied by Debtor wherein Collateral may be situate, maintain Collateral upon such premises, borrow money on a secured or unsecured basis and use Collateral directly in carrying on Debtor's business or as security for loans or advances to enable the Receiver to carry on Debtor's business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by RBC, all Money received from time to time by such Receiver in carrying out his/her appointment shall be received in trust for and paid over to RBC. Every such Receiver may, in the discretion of RBC, be vested with all or any of the rights and powers of RBC.

      (b) Upon default, RBC may, either directly or through its agents or nominees, exercise any or all of the powers and rights given to a Receiver by virtue of the foregoing sub-clause (a).

      (c) RBC may take possession of, collect, demand, sue on, enforce, recover and receive Collateral and give valid and binding receipts and discharges therefor and in respect thereof and, upon default, RBC may sell, license, lease or otherwise dispose of Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as to RBC may seem reasonable.

      (d) In addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtor and RBC and in addition to any other rights RBC may have at law or in equity, RBC shall have, both before and after default, all rights and remedies of a secured party under the P.P.S.A. Provided always, that RBC shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease, license or otherwise dispose of Collateral or to institute any proceedings for such purposes. Furthermore, RBC shall have no obligation to take any steps to preserve rights against prior parties to any Instrument or Chattel Paper whether Collateral or proceeds and whether or not in RBC's possession and shall not be liable or accountable for failure to do so.

      (e) Debtor acknowledges that RBC or any Receiver appointed by it may take possession of Collateral wherever it may be located and by any method permitted by law and Debtor agrees upon request from RBC or any such Receiver to assemble and deliver possession of Collateral at such place or places as directed.

      (f) Debtor agrees to be liable for and to pay all costs, charges and expenses reasonably incurred by RBC or any Receiver appointed by it, whether directly or for services rendered (including reasonable solicitors and auditors costs and other legal expenses and Receiver remuneration), in operating Debtor's accounts, in preparing or enforcing this Security Agreement, taking and maintaining custody of, preserving, repairing, processing, preparing for disposition and disposing of Collateral and in enforcing or collecting Indebtedness and all such costs, charges and expenses, together with any amounts owing as a result of any borrowing by RBC or any Receiver appointed by it, as permitted hereby, shall be a first charge on the proceeds of realization, collection or disposition of Collateral and shall be secured hereby.

      (g) RBC will give Debtor such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of Collateral is to be made as may be required by the P.P.S.A..

      (h) Upon default and receiving written demand from RBC, Debtor shall take such further action as may be necessary to evidence and effect an assignment or licensing of Intellectual Property to whomever RBC directs, including to RBC. Debtor appoints any officer or director or branch manager of RBC upon default to be its attorney in accordance with applicable legislation with full power of substitution and to do on Debtor's behalf anything that is required to assign, license or transfer, and to record any assignment, licence or transfer of the Collateral. This power of attorney, which is coupled with an interest, is irrevocable until the release or discharge of the Security Interest.

14. MISCELLANEOUS

      (a) Debtor hereby authorizes RBC to file such financing statements, financing change statements and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying Collateral or any permitted Encumbrances affecting Collateral or identifying the locations at which Debtor's business is carried on and Collateral and records relating thereto are situate) as RBC may deem appropriate to perfect on an ongoing basis and continue the Security Interest, to protect and preserve Collateral and to realize upon the Security Interest and Debtor hereby irrevocably constitutes and appoints the Manager or Acting Manager from time to time of the herein mentioned branch of RBC the true and lawful attorney of Debtor, with full power of substitution, to do any of the foregoing in the name of Debtor whenever and wherever it may be deemed necessary or expedient.

      (b) Without limiting any other right of RBC, whenever Indebtedness is immediately due and payable or RBC has the right to declare Indebtedness to be immediately due and payable (whether or not it has so declared), RBC may, in its sole discretion, set off against Indebtedness any and all amounts then owed to Debtor by RBC in any capacity, whether or not due, and RBC shall be deemed to have exercised such right to set off immediately at the time of making its decision to do so even though any charge therefor is made or entered on RBC's records subsequent thereto.

      (c) Upon Debtor's failure to perform any of its duties hereunder, RBC may, but shall not be obligated to,

                                                            E-FORM 924 (01/2007)

perform any or all of such duties, and Debtor shall pay to RBC, forthwith upon written demand therefor, an amount equal to the expense incurred by RBC in so doing plus interest thereon from the date such expense is incurred until it is paid at the rate of 15% per annum.

      (d) RBC may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with Debtor, debtors of Debtor, sureties and others and with Collateral and other security as RBC may see fit without prejudice to the liability of Debtor or RBC's right to hold and realize the Security Interest. Furthermore, RBC may demand, collect and sue on Collateral in either Debtor's or RBC's name, at RBC's option, and may endorse Debtor's name on any and all cheques, commercial paper, and any other Instruments pertaining to or constituting Collateral.

      (e) No delay or omission by RBC in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Furthermore, RBC may remedy any default by Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. All rights and remedies of RBC granted or recognized herein are cumulative and may be exercised at any time and from time to time independently or in combination.

      (f) Debtor waives protest of any Instrument constituting Collateral at any time held by RBC on which Debtor is in any way liable and, subject to Clause 13(g) hereof, notice of any other action taken by RBC.

      (g) This Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. In any action brought by an assignee of this Security Agreement and the Security Interest or any part thereof to enforce any rights hereunder, Debtor shall not assert against the assignee any claim or defence which Debtor now has or hereafter may have against RBC. If more than one Debtor executes this Security Agreement the obligations of such Debtors hereunder shall be joint and several.

      (h) RBC may provide any financial and other information it has about Debtor, the Security Interest and the Collateral to any one acquiring or who may acquire an interest in the Security Interest or the Collateral from the Bank or any one acting on behalf of the Bank.

      (i) Save for any schedules which may be added hereto pursuant to the provisions hereof, no modification, variation or amendment of any provision of this Security Agreement shall be made except by a written agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

      (j) Subject to the requirements of Clauses 13(g) and 14(k) hereof, whenever either party hereto is required or entitled to notify or direct the other or to make a demand or request upon the other, such notice, direction, demand or request shall be in writing and shall be sufficiently given, in the case of RBC, if delivered to it or sent by prepaid registered mail addressed to it at its address herein set forth or as changed pursuant hereto, and, in the case of Debtor, if delivered to it or if sent by prepaid registered mail addressed to it at its last address known to RBC. Either party may notify the other pursuant hereto of any change in such party's principal address to be used for the purposes hereof.

      (k) This Security Agreement and the security afforded hereby is in addition to and not in substitution for any other security now or hereafter held by RBC and is intended to be a continuing Security Agreement and shall remain in full force and effect until the Manager or Acting Manager from time to time of the herein mentioned branch of RBC shall actually receive written notice of its discontinuance; and, notwithstanding such notice, shall remain in full force and effect thereafter until all Indebtedness contracted for or created before the receipt of such notice by RBC, and any extensions or renewals thereof (whether made before or after receipt of such notice) together with interest accruing thereon after such notice, shall be paid in full.

      (l) The headings used in this Security Agreement are for convenience only and are not be considered a part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement.

      m) When the context so requires, the singular number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

      (n) In the event any provisions of this Security Agreement, as amended from time to time, shall be deemed invalid or void, in whole or in part, by any Court of competent jurisdiction, the remaining terms and provisions of this Security Agreement shall remain in full force and effect.

      (o) Nothing herein contained shall in any way obligate RBC to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute Indebtedness.

      (p) The Security Interest created hereby is intended to attach when this Security Agreement is signed by Debtor and delivered to RBC.

      (q) Debtor acknowledges and agrees that in the event it amalgamates with any other company or companies it is the intention of the parties hereto that the term "Debtor" when used herein shall apply to each of the amalgamating companies and to the amalgamated company, such that the Security Interest granted hereby

            (i) shall extend to "Collateral" (as that term is herein defined) owned by each of the amalgamating companies and the amalgamated company at the time of amalgamation and to any "Collateral" thereafter owned or acquired by the amalgamated company, and

            (ii) shall secure the "Indebtedness" (as that term is herein defined) of each of the amalgamating companies and the amalgamated company to RBC at the time of amalgamation and any "Indebtedness" of the amalgamated company to RBC thereafter arising. The Security Interest shall attach to "Collateral" owned by each company amalgamating with Debtor, and by the amalgamated company, at the time of the amalgamation, and shall attach to any "Collateral" thereafter owned or acquired by the amalgamated company when such becomes owned or is acquired.

      (r) In the event that Debtor is a body corporate, it is hereby agreed that The Limitation of Civil Rights Act of the Province of Saskatchewan, or any provision thereof, shall have no application to this Security Agreement or any agreement or instrument renewing or extending or collateral to this Security Agreement. In the event that Debtor is an agricultural corporation within the meaning of The Saskatchewan Farm Security Act, Debtor agrees with RBC that all of Part IV (other than Section 46) of that Act shall not apply to Debtor.

      (s) This Security Agreement and the transactions evidenced hereby shall be governed by and construed in accordance with the laws of the province in which the herein mentioned branch of RBC is located, as those laws may from time to time be in effect, including where applicable, the P.P.S.A.

15. COPY OF AGREEMENT

      (a) Debtor hereby acknowledges receipt of a copy of this Security
Agreement.

      (b) Debtor waives Debtor's right to receive a copy of any financing statement or financing change statement registered by RBC or of any verification statement with respect to any financing statement or financing change statement registered by RBC. (Applies in all P.P.S.A. Provinces except Ontario).

                                                            E-FORM 924 (01/2007)

16. Debtor represents and warrants that the following information is accurate:


INDIVIDUAL DEBTOR
--------------------------------------------------------------------------------
SURNAME (LAST NAME)           FIRST NAME  SECOND NAME             BIRTH DATE
                                                                  YEAR MONTH DAY

--------------------------------------------------------------------------------
ADDRESS OF INDIVIDUAL DEBTOR  CITY                     PROVINCE   POSTAL CODE

--------------------------------------------------------------------------------
SURNAME (LAST NAME)           FIRST NAME  SECOND NAME             BIRTH DATE
                                                                  YEAR MONTH DAY

--------------------------------------------------------------------------------
ADDRESS OF INDIVIDUAL DEBTOR  CITY                     PROVINCE   POSTAL CODE
(IF DIFFERENT FROM ABOVE)

--------------------------------------------------------------------------------


BUSINESS DEBTOR
--------------------------------------------------------------------------------
NAME OF BUSINESS DEBTOR
ESW Canada Inc.
--------------------------------------------------------------------------------
ADDRESS OF BUSINESS DEBTOR    CITY                     PROVINCE   POSTAL CODE
335 Connie Cr.                Concord                  ON         L4K 5R2
--------------------------------------------------------------------------------


TRADE NAME (IF APPLICABLE)
--------------------------------------------------------------------------------
TRADE NAME OF DEBTOR

--------------------------------------------------------------------------------
PRINCIPAL ADDRESS
(IF DIFFERENT FROM ABOVE)     CITY                     PROVINCE   POSTAL CODE

--------------------------------------------------------------------------------

IN WITNESS WHEREOF Debtor has executed this Security Agreement this _____ day of ____________, ____.

                                 ESW CANADA INC.


------------------------------  ----------------------------------------- [SEAL]
WITNESS


------------------------------  ----------------------------------------- [SEAL]
WITNESS


BRANCH ADDRESS
--------------------------------------------------------------------------------
KBI ONTARIO - LIFE SCIENCES
2ND FLR  6880 FINANCIAL DR
MISSISSAUGA ON
L5N 7Y5
--------------------------------------------------------------------------------

                                                            E-FORM 924 (01/2007)

                                  SCHEDULE "A"

                      (ENCUMBRANCES AFFECTING COLLATERAL)

                                                            E-FORM 924 (01/2007)

                                  SCHEDULE "B"

1. LOCATIONS OF DEBTOR'S BUSINESS OPERATIONS



2. LOCATIONS OF RECORDS RELATING TO COLLATERAL (IF DIFFERENT FROM 1. ABOVE)



3. LOCATIONS OF COLLATERAL (IF DIFFERENT FROM 1. ABOVE)

                                                            E-FORM 924 (01/2007)

                                  SCHEDULE "C"
                           (DESCRIPTION OF PROPERTY)

                                                            E-FORM 924 (01/2007)

                           GENERAL SECURITY AGREEMENT

1. SECURITY INTEREST

      (a) For value received, the undersigned ("Debtor"), hereby grants to ROYAL BANK OF CANADA ("RBC"), a security interest (the "Security Interest") in the undertaking of Debtor and in all of Debtor's present and after acquired personal property including, without limitation, in all Goods (including all parts, accessories, attachments, special tools, additions and accessions thereto), Chattel Paper, Documents of Title (whether negotiable or not), Instruments, Intangibles, Money and Securities and all other Investment Property now owned or hereafter owned or acquired by or on behalf of Debtor (including such as may be returned to or repossessed by Debtor) and in all proceeds and renewals thereof, accretions thereto and substitutions therefore (hereinafter collectively called "Collateral"), and including, without limitation, all of the following now owned or hereafter owned or acquired by or on behalf of Debtor:

            (i)   all inventory of whatever kind and wherever situate;

            (ii) all equipment (other than Inventory) of whatever kind and wherever situate, including, without limitation, all machinery, tools, apparatus, plant, furniture, fixtures and vehicles of whatsoever nature or kind;

            (iii) all Accounts and book debts and generally all debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured including letters of credit and advices of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by Debtor ("Debts");

            (iv) all lists, records and files relating to Debtor's customers, clients and patients;

            (v) all deeds, documents, writings, papers, books of account and other books relating to or being records of Debts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

            (vi)  all contractual rights and insurance claims;

            (vii) all patents, industrial designs, trade-marks, trade secrets and know-how including without limitation environmental technology and biotechnology, confidential information, trade-names, goodwill, copyrights, personality rights, plant breeders' rights, integrated circuit topographies, software and all other forms of intellectual and industrial property, and any registrations and applications for registration of any of the foregoing (collectively "Intellectual Property"); and

            (viii)all property described in Schedule "C" or any schedule now or hereafter annexed hereto.

      (b) The Security Interest granted hereby shall not extend or apply to and Collateral shall not include the last day of the term of any lease or agreement therefor but upon the enforcement of the Security Interest, Debtor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

      (c) The terms "Goods", "Chattel Paper", "Document of Title", "Instrument", "Intangible", "Security", "Investment Property", "proceed", "Inventory", "accession", "Money", "Account", "financing statement" and "financing change statement" whenever used herein shall be interpreted pursuant to their respective meanings when used in The Personal Property Security Act of the province referred to in Clause 14(s), as amended from time to time, which Act, including amendments thereto and any Act substituted therefor and amendments thereto is herein referred to as the "P.P.S.A.". Provided always that the term "Goods" when used herein shall not include "consumer goods" of Debtor as that term is defined in the P.P.S.A., the term "Inventory" when used herein shall include livestock and the young thereof after conception and crops that become such within one year of execution of this Security Agreement and the term "Investment Property", if not defined in the P.P.S.A., shall be interpreted according to its meaning in the Personal Property Security Act (Ontario). Any reference herein to "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof".

2. INDEBTEDNESS SECURED

      The Security Interest granted hereby secures payment and performance of any and all obligations, indebtedness and liability of Debtor to RBC (including interest thereon) present or future, direct or indirect, absolute or contingent, matured or not, extended or renewed, wheresoever and howsoever incurred and any ultimate unpaid balance thereof and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether Debtor be bound alone or with another or others and whether as principal or surety (hereinafter collectively called the "Indebtedness"). If the Security Interest in the Collateral is not sufficient, in the event of default, to satisfy all Indebtedness of the Debtor, the Debtor acknowledges and agrees that Debtor shall continue to be liable for any Indebtedness remaining outstanding and RBC shall be entitled to pursue full payment thereof.

3. REPRESENTATIONS AND WARRANTIES OF DEBTOR

      Debtor represents and warrants and so long as this Security Agreement remains in effect shall be deemed to continuously represent and warrant that:

      (a) the Collateral is genuine and owned by Debtor free of all security interests, mortgages, liens, claims, charges, licenses, leases, infringements by third parties, encumbrances or other adverse claims or interests (hereinafter collectively called "Encumbrances"), save for the Security Interest and those Encumbrances shown on Schedule "A" or hereafter approved in writing by RBC, prior to their creation or assumption;

      (b) all Intellectual Property applications and registrations are valid and in good standing and Debtor is the owner of the applications and registrations;

      (c) each Debt, Chattel Paper and Instrument constituting Collateral is enforceable in accordance with its terms against the party obligated to pay the same (the "Account Debtor"), and the amount represented by Debtor to RBC from time to time as owing by each Account Debtor or by all Account Debtors will be the correct amount actually and unconditionally owing by such Account Debtor or Account Debtors, except for normal cash discounts where applicable, and no Account Debtor will have any defence, set off, claim or counterclaim against Debtor which can be asserted against RBC, whether in any proceeding to enforce Collateral or otherwise;

                                                            E-FORM 924 (01/2007)

      (d) the locations specified in Schedule "B" as to business operations and records are accurate and complete and with respect to Goods (including Inventory) constituting Collateral, the locations specified in Schedule "B" are accurate and complete save for Goods in transit to such locations and Inventory on lease or consignment; and all fixtures or Goods about to become fixtures and all crops and all oil, gas or other minerals to be extracted and all timber to be cut which forms part of the Collateral will be situate at one of such locations; and

      (e) the execution, delivery and performance of the obligations under this Security Agreement and the creation of any security interest in or assignment hereunder of Debtor's rights in the Collateral to RBC will not result in a breach of any agreement to which Debtor is a party.

4. COVENANTS OF THE DEBTOR

      So long as this Security Agreement remains in effect Debtor covenants and agrees:

      (a) to defend the Collateral against the claims and demands of all other parties claiming the same or an interest therein; to diligently initiate and prosecute legal action against all infringers of Debtor's rights in Intellectual Property; to take all reasonable action to keep the Collateral free from all Encumbrances, except for the Security Interest, licenses which are compulsory under federal or provincial legislation and those shown on Schedule "A" or hereafter approved in writing by RBC, prior to their creation or assumption, and not to sell, exchange, transfer, assign, lease, license or otherwise dispose of Collateral or any interest therein without the prior written consent of RBC; provided always that, until default, Debtor may, in the ordinary course of Debtor's business, sell or lease Inventory and, subject to Clause 7 hereof, use Money available to Debtor;

      (b) to notify RBC promptly of:

            (i) any change in the information contained herein or in the Schedules hereto relating to Debtor, Debtor's business or Collateral,

            (ii)  the details of any significant acquisition of Collateral,

            (iii) the details of any claims or litigation affecting Debtor or
                  Collateral,

            (iv)  any loss or damage to Collateral,

            (v) any default by any Account Debtor in payment or other performance of its obligations with respect to Collateral, and

            (vi)  the return to or repossession by Debtor of Collateral;

      (c) to keep Collateral in good order, condition and repair and not to use Collateral in violation of the provisions of this Security Agreement or any other agreement relating to Collateral or any policy insuring Collateral or any applicable statute, law, by-law, rule, regulation or ordinance; to keep all agreements, registrations and applications relating to Intellectual Property and intellectual property used by Debtor in its business in good standing and to renew all agreements and registrations as may be necessary or desirable to protect Intellectual Property, unless otherwise agreed in writing by RBC; to apply to register all existing and future copyrights, trade-marks, patents, integrated circuit topographies and industrial designs whenever it is commercially reasonable to do so;

      (d) to do, execute, acknowledge and deliver such financing statements, financing change statements and further assignments, transfers, documents, acts, matters and things (including further schedules hereto) as may be reasonably requested by RBC of or with respect to Collateral in order to give effect to these presents and to pay all costs for searches and filings in connection therewith;

      (e) to pay all taxes, rates, levies, assessments and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of Debtor or Collateral as and when the same become due and payable;

      (f) to insure collateral in such amounts and against such risks as would customarily be insured by a prudent owner of similar Collateral and in such additional amounts and against such additional risks as RBC may from time to time direct, with loss payable to RBC and Debtor, as insureds, as their respective interests may appear, and to pay all premiums therefor and deliver copies of policies and evidence of renewal to RBC on request;

      (g) to prevent Collateral, save Inventory sold or leased as permitted hereby, from being or becoming an accession to other property not covered by this Security Agreement;

      (h) to carry on and conduct the business of Debtor in a proper and efficient manner and so as to protect and preserve Collateral and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for Debtor's business as well as accurate and complete records concerning Collateral, and mark any and all such records and Collateral at RBC's request so as to indicate the Security Interest;

      (i) to deliver to RBC from time to time promptly upon request:

            (i) any Documents of Title, Instruments, Securities and Chattel Paper constituting, representing or relating to Collateral,

            (ii) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to Collateral for the purpose of inspecting, auditing or copying the same,

            (iii) all financial statements prepared by or for Debtor regarding
                  Debtor's business,

            (iv) all policies and certificates of insurance relating to Collateral, and

            (v) such information concerning Collateral, the Debtor and Debtor's business and affairs as RBC may reasonably request.

                                                            E-FORM 924 (01/2007)

5. USE AND VERIFICATION OF COLLATERAL

      Subject to compliance with Debtor's covenants contained herein and Clause 7 hereof, Debtor may, until default, possess, operate, collect, use and enjoy and deal with Collateral in the ordinary course of Debtor's business in any manner not inconsistent with the provisions hereof; provided always that RBC shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner RBC may consider appropriate and Debtor agrees to furnish all assistance and information and to perform all such acts as RBC may reasonably request in connection therewith and for such purpose to grant to RBC or its agents access to all places where Collateral may be located and to all premises occupied by Debtor.

6. SECURITIES, INVESTMENT PROPERTY

      If Collateral at any time includes Securities, Debtor authorizes RBC to transfer the same or any part thereof into its own name or that of its nominee(s) so that RBC or its nominee(s) may appear of record as the sole owner thereof; provided that, until default, RBC shall deliver promptly to Debtor all notices or other communications received by it or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to Debtor or its order a proxy to vote and take all action with respect to such Securities. After default, Debtor waives all rights to receive any notices or communications received by RBC or its nominee(s) as such registered owner and agrees that no proxy issued by RBC to Debtor or its order as aforesaid shall thereafter be effective.

Where any Investment Property is held in or credited to an account that has been established with a securities intermediary, RBC may, at any time after default, give a notice of exclusive control to any such securities intermediary with respect to such Investment Property.

7. COLLECTION OF DEBTS

      Before or after default under this Security Agreement, RBC may notify all or any Account Debtors of the Security Interest and may also direct such Account Debtors to make all payments on Collateral to RBC. Debtor acknowledges that any payments on or other proceeds of Collateral received by Debtor from Account Debtors, whether before or after notification of this Security Interest to Account Debtors and whether before or after default under this Security Agreement, shall be received and held by Debtor in trust for RBC and shall be turned over to RBC upon request.

8. INCOME FROM AND INTEREST ON COLLATERAL

      (a) Until default, Debtor reserves the right to receive any Money constituting income from or interest on Collateral and if RBC receives any such Money prior to default, RBC shall either credit the same against the Indebtedness or pay the same promptly to Debtor.

      (b) After default, Debtor will not request or receive any Money constituting income from or interest on Collateral and if Debtor receives any such Money without any request by it, Debtor will pay the same promptly to RBC.

9. INCREASES, PROFITS, PAYMENTS OR DISTRIBUTIONS

      (a) Whether or not default has occurred, Debtor authorizes RBC:

            (i) to receive any increase in or profits on Collateral (other than Money) and to hold the same as part of Collateral.Money so received shall be treated as income for the purposes of Clause 8 hereof and dealt with accordingly;

            (ii) to receive any payment or distribution upon redemption or retirement or upon dissolution and liquidation of the issuer of Collateral; to surrender such Collateral in exchange therefor and to hold any such payment or distribution as part of Collateral.

      (b) If Debtor receives any such increase or profits (other than Money) or payments or distributions, Debtor will deliver the same promptly to RBC to be held by RBC as herein provided.

10. DISPOSITION OF MONEY

      Subject to any applicable requirements of the P.P.S.A., all Money collected or received by RBC pursuant to or in exercise of any right it possesses with respect to Collateral shall be applied on account of Indebtedness in such manner as RBC deems best or, at the option of RBC, may be held unappropriated in a collateral account or released to Debtor, all without prejudice to the liability of Debtor or the rights of RBC hereunder, and any surplus shall be accounted for as required by law.

11. EVENTS OF DEFAULT

The happening of any of the following events or conditions shall constitute default hereunder which is herein referred to as "default":

      (a) the nonpayment when due, whether by acceleration or otherwise, of any principal or interest forming part of Indebtedness or the failure of Debtor to observe or perform any obligation, covenant, term, provision or condition contained in this Security Agreement or any other agreement between Debtor and RBC;

      (b) the death of or a declaration of incompetency by a court of competent jurisdiction with respect to Debtor, if an individual;

      (c) the bankruptcy or insolvency of Debtor; the filing against Debtor of a petition in bankruptcy; the making of an assignment for the benefit of creditors by Debtor; the appointment of a receiver or trustee for Debtor or for any assets of Debtor or the institution by or against Debtor of any other type of insolvency proceeding under the Bankruptcy and Insolvency Act or otherwise;

      (d) the institution by or against Debtor of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of Debtor;

      (e) if any Encumbrance affecting Collateral becomes enforceable against Collateral;

      (f) if Debtor ceases or threatens to cease to carry on business or makes or agrees to make a bulk sale of assets without complying with applicable law or commits or threatens to commit an act of bankruptcy;

      (g) if any execution, sequestration, extent or other process of any court becomes enforceable against Debtor or if distress or analogous process is levied upon the assets of Debtor or any part thereof;

                                                            E-FORM 924 (01/2007)

      h) if any certificate, statement, representation, warranty or audit report heretofore or hereafter furnished by or on behalf of Debtor pursuant to or in connection with this Security Agreement, or otherwise (including, without limitation, the representations and warranties contained herein) or as an inducement to RBC to extend any credit to or to enter into this or any other agreement with Debtor, proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or proves to have omitted any substantial contingent or unliquidated liability or claim against Debtor; or if upon the date of execution of this Security Agreement, there shall have been any material adverse change in any of the facts disclosed by any such certificate, representation, statement, warranty or audit report, which change shall not have been disclosed to RBC at or prior to the time of such execution.

12. ACCELERATION

      RBC, in its sole discretion, may declare all or any part of Indebtedness which is not by its terms payable on demand to be immediately due and payable, without demand or notice of any kind, in the event of default, or if RBC considers itself insecure or that the Collateral is in jeopardy. The provisions of this clause are not intended in any way to affect any rights of RBC with respect to any Indebtedness which may now or hereafter be payable on demand.

13. REMEDIES

      (a) Upon default, RBC may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or an employee or employees of RBC or not, to be a receiver or receivers (hereinafter called a "Receiver", which term when used herein shall include a receiver and manager) of Collateral (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his/her stead. Any such Receiver shall, so far as concerns responsibility for his/her acts, be deemed the agent of Debtor and not RBC, and RBC shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver, his/her servants, agents or employees. Subject to the provisions of the instrument appointing him/her, any such Receiver shall have power to take possession of Collateral, to preserve Collateral or its value, to carry on or concur in carrying on all or any part of the business of Debtor and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including Debtor, enter upon, use and occupy all premises owned or occupied by Debtor wherein Collateral may be situate, maintain Collateral upon such premises, borrow money on a secured or unsecured basis and use Collateral directly in carrying on Debtor's business or as security for loans or advances to enable the Receiver to carry on Debtor's business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by RBC, all Money received from time to time by such Receiver in carrying out his/her appointment shall be received in trust for and paid over to RBC. Every such Receiver may, in the discretion of RBC, be vested with all or any of the rights and powers of RBC.

      (b) Upon default, RBC may, either directly or through its agents or nominees, exercise any or all of the powers and rights given to a Receiver by virtue of the foregoing sub-clause (a).

      (c) RBC may take possession of, collect, demand, sue on, enforce, recover and receive Collateral and give valid and binding receipts and discharges therefor and in respect thereof and, upon default, RBC may sell, license, lease or otherwise dispose of Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as to RBC may seem reasonable.

      (d) In addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtor and RBC and in addition to any other rights RBC may have at law or in equity, RBC shall have, both before and after default, all rights and remedies of a secured party under the P.P.S.A. Provided always, that RBC shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease, license or otherwise dispose of Collateral or to institute any proceedings for such purposes. Furthermore, RBC shall have no obligation to take any steps to preserve rights against prior parties to any Instrument or Chattel Paper whether Collateral or proceeds and whether or not in RBC's possession and shall not be liable or accountable for failure to do so.

      (e) Debtor acknowledges that RBC or any Receiver appointed by it may take possession of Collateral wherever it may be located and by any method permitted by law and Debtor agrees upon request from RBC or any such Receiver to assemble and deliver possession of Collateral at such place or places as directed.

      (f) Debtor agrees to be liable for and to pay all costs, charges and expenses reasonably incurred by RBC or any Receiver appointed by it, whether directly or for services rendered (including reasonable solicitors and auditors costs and other legal expenses and Receiver remuneration), in operating Debtor's accounts, in preparing or enforcing this Security Agreement, taking and maintaining custody of, preserving, repairing, processing, preparing for disposition and disposing of Collateral and in enforcing or collecting Indebtedness and all such costs, charges and expenses, together with any amounts owing as a result of any borrowing by RBC or any Receiver appointed by it, as permitted hereby, shall be a first charge on the proceeds of realization, collection or disposition of Collateral and shall be secured hereby.

      (g) RBC will give Debtor such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of Collateral is to be made as may be required by the P.P.S.A..

      (h) Upon default and receiving written demand from RBC, Debtor shall take such further action as may be necessary to evidence and effect an assignment or licensing of Intellectual Property to whomever RBC directs, including to RBC. Debtor appoints any officer or director or branch manager of RBC upon default to be its attorney in accordance with applicable legislation with full power of substitution and to do on Debtor's behalf anything that is required to assign, license or transfer, and to record any assignment, licence or transfer of the Collateral. This power of attorney, which is coupled with an interest, is irrevocable until the release or discharge of the Security Interest.

14. MISCELLANEOUS

      (a) Debtor hereby authorizes RBC to file such financing statements, financing change statements and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying Collateral or any permitted Encumbrances affecting Collateral or identifying the locations at which Debtor's business is carried on and Collateral and records relating thereto are situate) as RBC may deem appropriate to perfect on an ongoing basis and continue the Security Interest, to protect and preserve Collateral and to realize upon the Security Interest and Debtor hereby irrevocably constitutes and appoints the Manager or Acting Manager from time to time of the herein mentioned branch of RBC the true and lawful attorney of Debtor, with full power of substitution, to do any of the foregoing in the name of Debtor whenever and wherever it may be deemed necessary or expedient.

      (b) Without limiting any other right of RBC, whenever Indebtedness is immediately due and payable or RBC has the right to declare Indebtedness to be immediately due and payable (whether or not it has so declared), RBC may, in its sole discretion, set off against Indebtedness any and all amounts then owed to Debtor by RBC in any capacity, whether or not due, and RBC shall be deemed to have exercised such right to set off immediately at the time of making its decision to do so even though any charge therefor is made or entered on RBC's records subsequent thereto.

      (c) Upon Debtor's failure to perform any of its duties hereunder, RBC may, but shall not be obligated to,

                                                            E-FORM 924 (01/2007)

perform any or all of such duties, and Debtor shall pay to RBC, forthwith upon written demand therefor, an amount equal to the expense incurred by RBC in so doing plus interest thereon from the date such expense is incurred until it is paid at the rate of 15% per annum.

      (d) RBC may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with Debtor, debtors of Debtor, sureties and others and with Collateral and other security as RBC may see fit without prejudice to the liability of Debtor or RBC's right to hold and realize the Security Interest. Furthermore, RBC may demand, collect and sue on Collateral in either Debtor's or RBC's name, at RBC's option, and may endorse Debtor's name on any and all cheques, commercial paper, and any other Instruments pertaining to or constituting Collateral.

      (e) No delay or omission by RBC in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Furthermore, RBC may remedy any default by Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. All rights and remedies of RBC granted or recognized herein are cumulative and may be exercised at any time and from time to time independently or in combination.

      (f) Debtor waives protest of any Instrument constituting Collateral at any time held by RBC on which Debtor is in any way liable and, subject to Clause 13(g) hereof, notice of any other action taken by RBC.

      (g) This Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. In any action brought by an assignee of this Security Agreement and the Security Interest or any part thereof to enforce any rights hereunder, Debtor shall not assert against the assignee any claim or defence which Debtor now has or hereafter may have against RBC. If more than one Debtor executes this Security Agreement the obligations of such Debtors hereunder shall be joint and several.

      (h) RBC may provide any financial and other information it has about Debtor, the Security Interest and the Collateral to any one acquiring or who may acquire an interest in the Security Interest or the Collateral from the Bank or any one acting on behalf of the Bank.

      (i) Save for any schedules which may be added hereto pursuant to the provisions hereof, no modification, variation or amendment of any provision of this Security Agreement shall be made except by a written agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

      (j) Subject to the requirements of Clauses 13(g) and 14(k) hereof, whenever either party hereto is required or entitled to notify or direct the other or to make a demand or request upon the other, such notice, direction, demand or request shall be in writing and shall be sufficiently given, in the case of RBC, if delivered to it or sent by prepaid registered mail addressed to it at its address herein set forth or as changed pursuant hereto, and, in the case of Debtor, if delivered to it or if sent by prepaid registered mail addressed to it at its last address known to RBC. Either party may notify the other pursuant hereto of any change in such party's principal address to be used for the purposes hereof.

      (k) This Security Agreement and the security afforded hereby is in addition to and not in substitution for any other security now or hereafter held by RBC and is intended to be a continuing Security Agreement and shall remain in full force and effect until the Manager or Acting Manager from time to time of the herein mentioned branch of RBC shall actually receive written notice of its discontinuance; and, notwithstanding such notice, shall remain in full force and effect thereafter until all Indebtedness contracted for or created before the receipt of such notice by RBC, and any extensions or renewals thereof (whether made before or after receipt of such notice) together with interest accruing thereon after such notice, shall be paid in full.

      (l) The headings used in this Security Agreement are for convenience only and are not be considered a part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement.

      (m) When the context so requires, the singular number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

      (n) In the event any provisions of this Security Agreement, as amended from time to time, shall be deemed invalid or void, in whole or in part, by any Court of competent jurisdiction, the remaining terms and provisions of this Security Agreement shall remain in full force and effect.

      (o) Nothing herein contained shall in any way obligate RBC to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute Indebtedness.

      (p) The Security Interest created hereby is intended to attach when this Security Agreement is signed by Debtor and delivered to RBC.

      (q) Debtor acknowledges and agrees that in the event it amalgamates with any other company or companies it is the intention of the parties hereto that the term "Debtor" when used herein shall apply to each of the amalgamating companies and to the amalgamated company, such that the Security Interest granted hereby

            (i) shall extend to "Collateral" (as that term is herein defined) owned by each of the amalgamating companies and the amalgamated company at the time of amalgamation and to any "Collateral" thereafter owned or acquired by the amalgamated company, and

            (ii) shall secure the "Indebtedness" (as that term is herein defined) of each of the amalgamating companies and the amalgamated company to RBC at the time of amalgamation and any "Indebtedness" of the amalgamated company to RBC thereafter arising. The Security Interest shall attach to "Collateral" owned by each company amalgamating with Debtor, and by the amalgamated company, at the time of the amalgamation, and shall attach to any "Collateral" thereafter owned or acquired by the amalgamated company when such becomes owned or is acquired.

      (r) In the event that Debtor is a body corporate, it is hereby agreed that The Limitation of Civil Rights Act of the Province of Saskatchewan, or any provision thereof, shall have no application to this Security Agreement or any agreement or instrument renewing or extending or collateral to this Security Agreement. In the event that Debtor is an agricultural corporation within the meaning of The Saskatchewan Farm Security Act, Debtor agrees with RBC that all of Part IV (other than Section 46) of that Act shall not apply to Debtor.

      (s) This Security Agreement and the transactions evidenced hereby shall be governed by and construed in accordance with the laws of the province in which the herein mentioned branch of RBC is located, as those laws may from time to time be in effect, including where applicable, the P.P.S.A.

15. COPY OF AGREEMENT

      (a) Debtor hereby acknowledges receipt of a copy of this Security
Agreement.

      (b) Debtor waives Debtor's right to receive a copy of any financing statement or financing change statement registered by RBC or of any verification statement with respect to any financing statement or financing change statement registered by RBC. (Applies in all P.P.S.A. Provinces except Ontario).

                                                            E-FORM 924 (01/2007)

16. Debtor represents and warrants that the following information is accurate:


INDIVIDUAL DEBTOR
--------------------------------------------------------------------------------
SURNAME (LAST NAME)           FIRST NAME  SECOND NAME             BIRTH DATE
                                                                  YEAR MONTH DAY

--------------------------------------------------------------------------------
ADDRESS OF INDIVIDUAL DEBTOR  CITY                     PROVINCE   POSTAL CODE

--------------------------------------------------------------------------------
SURNAME (LAST NAME)           FIRST NAME  SECOND NAME             BIRTH DATE
                                                                  YEAR MONTH DAY

--------------------------------------------------------------------------------
ADDRESS OF INDIVIDUAL DEBTOR  CITY                     PROVINCE   POSTAL CODE
(IF DIFFERENT FROM ABOVE)

--------------------------------------------------------------------------------


BUSINESS DEBTOR
--------------------------------------------------------------------------------
NAME OF BUSINESS DEBTOR
Environmental Solutions Worldwide Inc.
--------------------------------------------------------------------------------
ADDRESS OF BUSINESS DEBTOR    CITY                     PROVINCE   POSTAL CODE
335 Connie Cr.                Concord                  ON         L4K 5R2
--------------------------------------------------------------------------------


TRADE NAME (IF APPLICABLE)
--------------------------------------------------------------------------------
TRADE NAME OF DEBTOR

--------------------------------------------------------------------------------
PRINCIPAL ADDRESS
(IF DIFFERENT FROM ABOVE)     CITY                     PROVINCE   POSTAL CODE

--------------------------------------------------------------------------------

IN WITNESS WHEREOF Debtor has executed this Security Agreement this _____ day of ____________, ____.

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.


------------------------------  ----------------------------------------- [SEAL]
WITNESS


------------------------------  ----------------------------------------- [SEAL]
WITNESS


BRANCH ADDRESS
--------------------------------------------------------------------------------
KBI ONTARIO - LIFE SCIENCES
2ND FLR  6880 FINANCIAL DR
MISSISSAUGA ON
L5N 7Y5
--------------------------------------------------------------------------------

                                                            E-FORM 924 (01/2007)

                                  SCHEDULE "A"

                      (ENCUMBRANCES AFFECTING COLLATERAL)

                                                            E-FORM 924 (01/2007)

                                  SCHEDULE "B"

1.    LOCATIONS OF DEBTOR'S BUSINESS OPERATIONS

      335 CONNIE CR.
      CONCORD, ON
      L4K 5R2

2.    LOCATIONS OF RECORDS RELATING TO COLLATERAL (IF DIFFERENT FROM 1. ABOVE)

      SAME AS ABOVE

3.    LOCATIONS OF COLLATERAL (IF DIFFERENT FROM 1. ABOVE)

      SAME AS ABOVE

                                                            E-FORM 924 (01/2007)

                                  SCHEDULE "C"
                            (DESCRIPTION OF PROPERTY)

                                                            E-FORM 925 (02/2007)

                               SECURITY AGREEMENT
                              (ACCOUNTS RECEIVABLE)

1. SECURITY INTEREST

      (a) For value received, the undersigned ("Debtor"), hereby grants to ROYAL BANK OF CANADA ("RBC"), a security interest (the "Security Interest") in the following:

            - all Intangibles now owned or hereafter owned or acquired by Debtor including, without limitation, all accounts, debts (including book debts), dues, claims, choses in action and demands of every nature and kind howsoever arising or secured, which are now due, owing, or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by Debtor,

(hereinafter called "Debts"), and in all proceeds and renewals thereof and substitutions therefor and in the following described property of the Debtor namely:

            - all lists, records and files relating to Debtor's customers, clients and patients,

            - all deeds, documents, writings, papers, books of account and other books relating to or being records of Debts or the proceeds thereof or by which Debts or the proceeds thereof are or may hereafter be secured, evidenced, acknowledged or made payable (including Chattel Paper, Securities and Instruments), now owned or hereafter owned or acquired by or on behalf of Debtor, and

            - all Money (other than trust money lawfully belonging to others) hereafter received by or on behalf of Debtor in payment or satisfaction of Debts,

all of the foregoing being hereinafter collectively called "Collateral".

      (b) Unless otherwise limited herein, the terms "Chattel Paper", "Instrument", "Intangible", "Security", "proceeds", "Money", "Account", "financing statement" and "financing change statement", whenever used herein, shall be interpreted pursuant to their respective meanings when used in The Personal Property Security Act of the province referred to in clause 12 (s) as amended from time to time, which Act, including amendments thereto and any Act substituted therefor and amendments thereto, is herein referred to as the "P.P.S.A.". Any reference hereto to "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof".

2. INDEBTEDNESS SECURED

      The Security Interest granted by Debtor to RBC secures payment and performance of any and all obligations, indebtedness and liability of Debtor to RBC (including interest thereon) present or future, direct or indirect, absolute or contingent, matured or not, extended or renewed, wheresoever and howsoever incurred, and any ultimate unpaid balance thereof, and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether Debtor be bound alone or with another or others and whether as principal or surety (hereinafter collectively called the "Indebtedness"). If the Security Interest in the Collateral is not sufficient, in the event of default, to satisfy all Indebtedness of the Debtor, the Debtor acknowledges and agrees that Debtor shall continue to be liable for any Indebtedness remaining outstanding and RBC shall be entitled to pursue full payment thereof.

3. REPRESENTATIONS AND WARRANTIES OF DEBTOR

      Debtor represents and warrants and so long as this Security Agreement remains in effect shall be deemed to continuously represent and warrant that:

      (a) the Collateral is genuine and owned by Debtor free of all security interests, mortgages, liens, claims, charges or other encumbrances or other adverse claims or interests (hereinafter collectively called "Encumbrances") save for the Security Interest and those Encumbrances shown on Schedule "A" or hereafter approved in writing by RBC prior to their creation or assumption;

      (b) Debtor is authorized to enter into this Security Agreement;

      (c) each debt, Chattel Paper and Instrument constituting Collateral is enforceable in accordance with its terms against the party obligated to pay the same (the "Account Debtor"), and the amount represented by Debtor to RBC from time to time as owing by each Account Debtor or by all Account Debtors will be the correct amount actually and unconditionally owing by such Account Debtor or Account Debtors, except for normal cash discounts where applicable, and no Account Debtor will have any defence, setoff, claim or counterclaim against Debtor which can be asserted against RBC, whether in any proceeding to enforce Collateral or otherwise; and

      (d) the locations specified in Schedule "B" are accurate and complete.

4. COVENANTS OF DEBTOR

      So long as this Security Agreement remains in effect, Debtor covenants and agrees:

      (a) to defend Collateral against the claims and demands of all other parties claiming the same or an interest therein;to keep Collateral free from all Encumbrances, except for the Security Interest and those shown on Schedule "A or hereafter approved in writing by RBC prior to their creation or assumption, and not to sell, exchange, transfer, assign or otherwise dispose of Collateral or any interest therein without the prior written consent of RBC and, in any event, Debtor shall deposit with RBC all Money received constituting Collateral with the right, until default and subject to Clause 7 hereof, to use such Money in the ordinary course of Debtor's business;

      (b) to notify RBC promptly of:

            (i) any change in the information contained herein or in the Schedules hereto relating to Debtor, Debtor's business or Collateral,

            (ii) the details of any significant acquisition of Collateral, Page 1 of 8

            (iii) the details of any claims or litigation affecting Debtor or
                  Collateral,

                                                            E-FORM 925 (02/2007)

            (iv) any default by any Account Debtor in payment or other performance of his/her obligations with respect to Collateral; and

            (v) the return to or repossession by Debtor of any goods underlying Collateral and hold the same in trust for RBC and dispose of the same as RBC may direct;

      (c) to do, execute, acknowledge and deliver such financing statements, financing change statements and further assignments, transfers, documents, acts, matters and things (including further schedules hereto) as may be reasonably requested by RBC of or with respect to Collateral in order to give effect to these presents and to pay all costs for searches and filings in connection therewith;

      (d) to pay all taxes, rates, levies, assessments and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of Debtor or Collateral as and when the same become due and payable;

      (e) to carry on and conduct the business of Debtor in a proper and efficient manner, and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for Debtor's business as well as accurate and complete records concerning Collateral, and mark any and all such records and Collateral at RBC's request so as to indicate the Security Interest; and

      (f) to deliver to RBC from time to time promptly upon request:

            (i) any instruments, Securities and Chattel Paper constituting, representing or relating to Collateral,

            (ii) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to Collateral for the purpose of inspecting, auditing or copying the same,

            (iii) all financial statements prepared by or for Debtor regarding
                  Debtor's business, and

            (iv) such information concerning Collateral, the Debtor and Debtor's business and affairs as RBC may reasonably request.

5. USE AND VERIFICATION OF COLLATERAL

      Subject to compliance with Debtor's covenants contained herein and Clause 7 hereof, Debtor may, until default, possess, collect, use and enjoy and deal with the Collateral in the ordinary course of Debtor's business in any manner not inconsistent with the provisions hereof; provided always that RBC shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner RBC may consider appropriate and Debtor agrees to furnish all assistance and information and to perform all such acts as RBC may reasonably request in connection therewith and for such purpose to grant to RBC or its agents access to all places where Collateral may be located and to all premises occupied by Debtor.

6. SECURITIES

      If Collateral at any time includes Securities, Debtor authorizes RBC to transfer the same or any part thereof into its own name or that of its nominee(s) so that RBC or its nominee(s) may appear of record as the sole owner thereof; provided that, until default, RBC shall deliver promptly to Debtor all notices or other communications received by it or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to Debtor or its order a proxy to vote and take all action with respect to such Securities. After default, Debtor waives all rights to receive any notices or communications received by RBC or its nominee(s) as such registered owner and agrees that no proxy issued by RBC to Debtor or its order as aforesaid shall thereafter be effective.

7. COLLECTION OF DEBTS

      Before or after default under this Security Agreement, RBC may notify all or any Account Debtors of the Security Interest and may also direct such Account Debtors to make all payments on Collateral to RBC. Debtor acknowledges that any payments on or other proceeds of Collateral received by Debtor from Account Debtors, whether before or after notification of this Security Interest to Account Debtors and whether before or after default under this Security Agreement shall be received and held by Debtor in trust for RBC and shall be turned over to RBC upon request.

8. DISPOSITION OF MONEY

      Subject to any applicable requirements of the P.P.S.A., all Money collected or received by RBC pursuant to or in exercise of any right it possesses with respect to Collateral shall be applied on account of Indebtedness in such manner as RBC deems best or, at the option of RBC, may be held unappropriated in a collateral account or released to Debtor, all without prejudice to the liability of Debtor or the rights of RBC hereunder, and any surplus shall be accounted for as required by law.

9. EVENTS OF DEFAULT

      The happening of any of the following events or conditions shall constitute default hereunder which is herein referred to as "default":

                                                            E-FORM 925 (02/2007)

      (a) the nonpayment when due, whether by acceleration or otherwise, of any principal or interest forming part of Indebtedness or the failure of Debtor to observe or perform any obligation, convenant, term, provision or condition containded in this Security Agreement or any other agreement between Debtor and RBC;

      (b) the death of or a declaration of incompetency by a court of competent jurisdiction with respect to Debtor, if an individual;

      (c) the bankruptcy or insolvency of Debtor, the filing against Debtor of petition in bankruptcy, the making of an assignment for the benefit of creditors by Debtor, the appointment of a receiver or trustee for Debtor or for any assets of Debtor, or the institution by or against Debtor of any other type of insolvency proceeding under the Bankruptcy and Insolvency Act or otherwise;

      (d) the institution by or against Debtor of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up affairs of Debtor;

      (e) if any Encumbrance affecting Collateral becomes enforceable against Collateral;

      (f) if Debtor ceases or threatens to cease to carry on business or makes or agrees to make a bulk sale of assets without complying with applicable law or commits or threatens to commit an act of bankruptcy;

      (g) if any execution, sequestration, extent or other process of any court becomes enforceable against Debtor or if a distress or analogous process is levied upon the assets of Debtor or any part thereof;

      (h) if any certificate, statement, representation, warranty or audit report heretofore or hereafter furnished by or on behalf of Debtor pursuant to or in connection with this Security Agreement, or otherwise (including, without limitation, the representations and warranties contained herein) or as an inducement to RBC to extend any credit to or to enter into this or any other agreement with Debtor, proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or proves to have omitted any substantial contingent or unliquidated liability or claim against Debtor, or if upon the date of execution of this Security Agreement, there shall have been any material adverse change in any of the facts disclosed by any such certificate, representation, statement, warranty or audit report, which change shall not have been disclosed to RBC at or prior to the time of such execution.

10. ACCELERATION

      RBC, in its sole discretion, may declare all or any part of the Indebtedness which is not by its terms payable on demand to be immediately due and payable, without demand or notice of any kind, in the event of default, or, if RBC, considers itself insecure or that the Collateral is in jeopardy. The provisions of this clause are not intended in any way to affect any rights of RBC with respect to any Indebtedness which may now or hereafter be payable on demand.

11. REMEDIES

      (a) RBC may, either directly or through its agents or nominees, take possession of, collect, demand, sue on, enforce, recover and receive Collateral and give valid and binding receipts and discharges therefor and in respect thereof and, upon default, may sell or otherwise dispose of Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as to RBC may seem reasonable.

      (b) In addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtor and RBC and in addition to any other rights RBC may have at law or in equity, RBC shall have, both before and after default, all rights and remedies of a secured party under the P.P.S.A. Provided always, that RBC shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease or otherwise dispose of Collateral or to institute any proceedings for such purposes. Furthermore, RBC shall have no obligation to take any steps to preserve rights against prior parties to any Instrument or Chattel Paper, whether Collateral or proceeds and whether or not in RBC's possession and shall not be liable or accountable for failure to do so.

      (c) Debtor acknowledges that RBC may take possession of Collateral wherever it may be located and by any method permitted by law and Debtor agrees upon request from RBC to assemble and deliver possession of Collateral at such place or places as directed.

      (d) Debtor agrees to be liable for and to pay all costs, charges and expenses reasonably incurred by RBC, whether directly or for services rendered (including reasonable solicitors and auditors costs and other legal expenses), in operating Debtor's accounts, in preparing or enforcing this Security Agreement, taking and maintaining custody of, preserving, processing and disposing of Collateral and in enforcing or collecting Indebtedness and all such costs, charges and expenses shall be a first charge on the proceeds of realization, collection or disposition of Collateral and shall be secured hereby.

      (e) RBC will give Debtor such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of Collateral is to be made, as may be required by the P.P.S.A.

12. MISCELLANEOUS

      (a) Debtor hereby authorizes RBC to file such financing statements, financing change statements and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying Collateral or any permitted Encumbrances affecting Collateral or identifying the locations at which Debtor's business is carried on and Collateral and records relating thereto are situate) as RBC may deem appropriate to perfect on an ongoing basis and continue the Security Interest, to protect and preserve Collateral and to realize upon the Security Interest and Debtor hereby irrevocably constitutes and appoints the Manager or Acting Manager from time to time of the herein mentioned branch of RBC the true and lawful attorney of Debtor, with full power of substitution, to do any of the foregoing in the name of Debtor whenever and wherever it may be deemed necessary or expedient.

                                                            E-FORM 925 (02/2007)

      (b) Without limiting any other right of RBC, whenever Indebtedness is immediately due and payable, or RBC has the right to declare Indebtedness to be immediately due and payable (whether or not it has so declared), RBC may, in its sole discretion, set off against Indebtedness any and all amounts then owed to Debtor by RBC in any capacity, whether or not due, and RBC shall be deemed to have exercised such right of set off immediately at the time of making its decision to do so even though any charge therefor is made or entered on RBC's records subsequent thereto.

      (c) Upon Debtor's failure to perform any of its duties hereunder, RBC may, but shall not be obligated to, perform any or all of such duties, and Debtor shall pay to RBC, forthwith upon written demand therefor, an amount equal to the expense incurred by RBC in so doing plus interest thereon from the date such expense is incurred unitl it is paid at the rate of 15% per annum.

      (d) RBC may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with Debtor, debtors of Debtor, sureties and others and with Collateral and other security as RBC may see fit without prejudice to the liability of Debtor or RBC's right to hold and realize the Security Interest. Furthermore, RBC may demand, collect and sue on Collateral in either Debtor's or RBC's name, at RBC's option, and may endorse Debtor's name on any and all cheques, commercial paper, and any other Instruments pertaining to or constituting Collateral.

      (e) No delay or omission by RBC in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other of further exercise thereof or the exercise of any other right or remedy. Furthermore, RBC may remedy any default by Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. All rights and remedies of RBC granted or recognized herein are cumulative and may be exercised at any time and from time to time independently or in combination.

      (f) Debtor waives protest of any Instrument constituting Collateral at any time held by RBC on which Debtor is in any way liable and, subject to Clause 11
(e) hereof, notice of any other action taken by RBC.

      (g) This Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. In any action brought by an assignee of this Security Agreement and the Security Interest or any part thereof to enforce any rights hereunder, Debtor shall not assert against the assignee any claim or defence which Debtor now has or hereafter may have against RBC. If more than one Debtor executes this Security Agreement the obligations of such Debtors hereunder shall be joint and several.

      (h) RBC may provide any financial and other information it has about Debtor, the Security Interest and the Collateral to any one acquiring or who may acquire an interest in the Security Interest or the Collateral from the Bank or any one acting on behalf of the Bank.

      (i) Save for any schedules which may be added hereto pursuant to the provisions hereof, no modification, variation or amendment of any provision of this Security Agreement shall be made except by a written agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

      (j) Subject to the requirements of Clause 11 (e) and 12 (k) hereof, whenever either party hereto is required or entitled to notify or direct the other or to make a demand or request upon the other, such notice, direction, demand or request shall be in writing and shall be sufficiently given, in the case of RBC, if delivered to it or sent by prepaid registered mail addressed to it at its address herein set forth or as changed pursuant hereto and, in the case of Debtor, if delivered to it or if sent by prepaid registered mail addressed to it at its last address known to RBC. Either party may notify the other pursuant hereto of any change in such party's principal address to be used for the purposes hereof.

      (k) This Security Agreement and the security afforded hereby is in addition to and not in substitution for any other security now or hereafter held by RBC, and is intended to be a continuing Security Agreement and shall remain in full force and effect until the Manager or Acting Manager from time to time of the herein mentioned branch of RBC shall actually receive written notice of its discontinuance; and notwithstanding such notice, shall remain in full force and effect thereafter until all indebtedness contracted for or created before the receipt of such notice by RBC, and any extensions or renewals thereof (whether made before or after receipt of such notice) together with interest accruing thereon after such notice, shall be paid in full.

      (l) The headings used in this Security Agreement are for convenience only and are not to be considered a part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement.

      (m) When the context so requires, the singular number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

      (n) In the event any provision of this Security Agreement, as amended from time to time, shall be deemed invalid or void, in whole or in part, by any Court of competent jurisdiction, the remaining terms and provisions of this Security Agreement shall remain in full force and effect.

      (o) Nothing herein contained shall in any way obligate RBC to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute Indebtedness.

      (p) The Security Interest created hereby is intended to attach when this Security Agreement is signed by Debtor and delivered to RBC.

      (q) Debtor acknowledges and agrees that in the event it amalgamates with any other company or companies it is the intention of the parties hereto that the term "Debtor" when used herein shall apply to each of the amalgamating companies and to the amalgamated company, such that the Security Interest granted hereby (i) shall extend to "Collateral" (as that term is herein defined) owned by each of the amalgamating companies and the amalgamated company at the time of amalgamation and to any "Collateral" thereafter owned or acquired by the amalgamated company, and (ii) shall secure the "Indebtedness" (as that term is herein defined) of each of the amalgamating companies and the amalgamated company to RBC at the time of amalgamation and any "Indebtedness" of the

                                                            E-FORM 925 (02/2007)

amalgamated company to RBC thereafter arising. The Security Interest shall attach to "Collateral" owned by each company amalgamating with Debtor, and by the amalgamated company, at the time of amalgamation, and shall attach to any "Collateral" thereafter owned or acquired by the amalgamated company when such becomes owned or is acquired.

      (r) In the event that Debtor is a body corporate, it is hereby agreed that The Limitation of Civil Rights Act of the Province of Saskatchewan, or any provision thereof, shall have no application to this Security Agreement or any agreement or instrument renewing or extending or collateral to this Security Agreement. In the even that Debtor is an agricultural corporation within the meaning of The Saskatchewan Farm Security Act, Debtor agrees with RBC that all of Part IV (other than Section 46) of that Act shall not apply to Debtor.

      (s) This Security Agreement and the transactions evidenced hereby shall be governed by and construed in accordance with the laws of the province in which the herein branch of RBC is located, as those laws may from time to time be in effect, including, where applicable, the P.P.S.A..

13. COPY OF AGREEMENT

      (a) Debtor hereby acknowledges receipt of a copy of this Security
Agreement.

      (b) Debtor waives Debtor's right to receive a copy of any financing statement or financing change statement registered by RBC, or of any verification statement with respect to any financing statement or financing change statement registered by RBC. (Applies in all P.P.S.A. Provinces except Ontario)

14. Debtor represents and warrants that the following information is accurate:


INDIVIDUAL DEBTOR
--------------------------------------------------------------------------------
SURNAME (LAST NAME)           FIRST NAME  SECOND NAME             BIRTH DATE
                                                                  YEAR MONTH DAY

--------------------------------------------------------------------------------
ADDRESS OF INDIVIDUAL DEBTOR  CITY                     PROVINCE   POSTAL CODE

--------------------------------------------------------------------------------
SURNAME (LAST NAME)           FIRST NAME  SECOND NAME             BIRTH DATE
                                                                  YEAR MONTH DAY

--------------------------------------------------------------------------------
ADDRESS OF INDIVIDUAL DEBTOR  CITY                     PROVINCE   POSTAL CODE
(IF DIFFERENT FROM ABOVE)

--------------------------------------------------------------------------------


BUSINESS DEBTOR
--------------------------------------------------------------------------------
NAME OF BUSINESS DEBTOR
ESW Canada Inc.
--------------------------------------------------------------------------------
ADDRESS OF BUSINESS DEBTOR    CITY                     PROVINCE   POSTAL CODE
335 Connie Cr.                Concord                  ON         L4K 5R2
--------------------------------------------------------------------------------

TRADE NAME (IF APPLICABLE)
--------------------------------------------------------------------------------
TRADE NAME OF DEBTOR

--------------------------------------------------------------------------------
PRINCIPAL ADDRESS
(IF DIFFERENT FROM ABOVE)     CITY                     PROVINCE   POSTAL CODE

--------------------------------------------------------------------------------

IN WITNESS WHEREOF Debtor has executed this Security Agreement this _____ day of ____________, ____.

                                 ESW CANADA INC.


------------------------------  ----------------------------------------- [SEAL]
WITNESS


------------------------------  ----------------------------------------- [SEAL]
WITNESS


BRANCH ADDRESS
--------------------------------------------------------------------------------
KBI ONTARIO - LIFE SCIENCES
2ND FLR  6880 FINANCIAL DR
MISSISSAUGA ON
L5N 7Y5
--------------------------------------------------------------------------------

                                                            E-FORM 925 (02/2007)

                                  SCHEDULE "A"

                      (ENCUMBRANCES AFFECTING COLLATERAL)

                                                            E-FORM 925 (02/2007)

                                  SCHEDULE "B"

1.    LOCATIONS OF DEBTOR'S BUSINESS OPERATIONS

      335 CONNIE CR.
      CONCORD, ON
      L4K 5R2

2.    LOCATIONS OF RECORDS RELATING TO COLLATERAL (IF DIFFERENT FROM 1. ABOVE)

      SAME AS ABOVE

3.    LOCATIONS OF COLLATERAL (IF DIFFERENT FROM 1. ABOVE)

      SAME AS ABOVE

                                                            E-FORM 925 (02/2007)

                                  SCHEDULE "C"
                          (DESCRIPTION OF INTANGIBLES)



Date: ______________


      ______________
      client initial

                                                            E-FORM 926 (02/2007)
                                                                   RETENTION - M

                               SECURITY AGREEMENT
                                   (INVENTORY)

1. SECURITY INTEREST

      (a) For value received, the undersigned ("Debtor"), hereby grants to ROYAL BANK OF CANADA ("RBC"), a security interest (the "Security Interest") in the following:

            - the inventory of Debtor described in Schedule "C" hereto and all inventory of the same class or classes hereafter owned or acquired by Debtor

(which term includes such inventory as may be returned to or repossessed by Debtor) and in all proceeds thereof and in all of the following now owned or hereafter owned or acquired by or on behalf of Debtor, namely:

            - all lists, records and files relating to Debtor's customers, clients, and patients,

            - all deeds, documents, writings, papers and books relating to or being records of Inventory or its proceeds or by which Inventory or the proceeds are or may hereafter be secured, made payable, evidenced or acknowledged, including Securities, Chattel Paper, Instruments and Documents of Title, and

            - all contractual rights, insurance claims, patents, trademarks, copyrights and other industrial property relating to Inventory,

all of the foregoing being hereinafter collectively called "Collateral."

      (b) Unless otherwise limited herein, the terms "Chattel Paper": "Document of Title", "Instrument", "Security", "proceeds": "Inventory", .'accession", "Money", "financing statement" and "financing change statement" whenever used herein shall be interpreted pursuant to their respective meanings when used in The Personal Property Security Act of the province referred to in clause 12(s), as amended from time to time, which Act, including amendments thereto and any Act substituted therefor and amendments thereto is herein referred to as the "P.P.S.A." Provided always that the term "Inventory" when used herein shall include livestock and the young thereof after conception and crops that become such within one year of execution of this Security Agreement. Any reference herein to "Collateral" shall, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof".

2. INDEBTEDNESS SECURED

      The Security Interest granted by Debtor to RBC secures payment and performance of any and all obligations, indebtedness and liability of Debtor to RBC (including interest thereon), present or future, direct or indirect, absolute or contingent, matured or not, extended or renewed, wheresoever and howsoever incurred and any ultimate unpaid balance thereof and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether Debtor be bound alone or with another or others and whether as principal or surety (hereinafter collectively called the "Indebtedness"). If the Security Interest in the Collateral is not sufficient, in the event of default, to satisfy all Indebtedness of the Debtor, the Debtor acknowledges and agrees that Debtor shall continue to be liable for any Indebtedness remaining outstanding and RBC shall be entitled to pursue full payment thereof.

3. REPRESENTATIONS AND WARRANTIES OF DEBTOR

      Debtor represents and warrants and, so long as this Security Agreement remains in effect, shall be deemed to continuously represent and warrant that:

      (a) the Collateral is genuine and owned by Debtor free of all security interests, mortgages, liens, claims, charges or other encumbrances or other adverse claims or interests (hereinafter collectively called "Encumbrances") save for the Security Interest and those Encumbrances shown on Schedule "A" or hereafter approved in writing by RBC prior to their creation or assumption;

      (b) the Debtor is authorized to enter into this Security Agreement;

      (c) each debt, Chattel Paper and Instrument constituting proceeds of Inventory is enforceable in accordance with its terms against the party obligated to pay the same (the "Account Debtor"); and

      (d) the locations specified in Schedule "B" are accurate and complete save for Inventory in transit to such locations or Inventory on lease or consignment.

4. COVENANTS OF DEBTOR

So long as this Security Agreement remains in effect, Debtor covenants and agrees:

      (a) to defend Collateral against the claims and demands of all other parties claiming the same or an interest therein except, as to Inventory, purchasers and lessees thereof in the ordinary course of Debtor's business; to keep Collateral free from all Encumbrances, except for the Security Interest and those shown on Schedule "A" or hereafter approved in writing by RBC prior to their creation or assumption, and not to sell, exchange, transfer, assign, lease or otherwise dispose of Collateral or any interest therein without the prior written consent of RBC and, in any event, Debtor shall deposit all Money received from any disposition of Collateral with RBC with the right, until default. to sell or lease Inventory and use the proceeds in the ordinary course of Debtor's business;

      (b) to notify RBC promptly of:

            (i) any change in the information contained herein or in the Schedules hereto relating to Debtor, Debtor's business or Collateral,

            (ii)  the details of any significant acquisition of Collateral,

                                                            E-FORM 926 (02/2007)

            (iii) the details of any claims or litigation affecting Debtor or
                  Collateral,

            (iv)  any loss of or damage to Collateral,

            (v) any default by any Account Debtor in payment or other performance of his/her obligations with respect to Collateral, and

            (vi)  the return to or repossession by Debtor of Collateral;

      (c) to keep the Collateral in good order and condition for sale, lease or use and not to use it or any part thereof in violation of the provisions of this Security Agreement or any other agreement relating to the Inventory or any policy insuring the Inventory or any applicable statute, law, by-law, rule, regulation or ordinance;

      (d) to do, execute, acknowledge and deliver such financing statements, financing change statements and further assignments, transfers, documents, acts, matters and things (including further schedules hereto) as may be reasonably requested by RBC of or with respect to Collateral in order to give effect to these presents and to pay all costs for searches and filings in connection therewith;

      (e) to pay all taxes, rates, levies, assessments and other charges of every nature which may be lawfully levied, assessed or imposed against or in respect of Debtor or Collateral as and when the same become due and payable

      (f) to insure the collateral in such amounts and against such risks as would customarily be insured by a prudent owner of similar Collateral and in such additional amounts and against such additional risks as RBC may from time to time direct, with loss payable to RBC and Debtor, as insureds, as their respective interests may appear, and to pay all premiums therefor and deliver copies of policies and evidence of renewal to RBC on request;

      (g) to prevent Collateral, save Inventory sold or leased as permitted hereby, from being or becoming an accession to other property not covered by this Security Agreement;

      (h) to carry on and conduct the business of Debtor in a proper and efficient manner and so as to protect and preserve the Collateral and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for Debtor's business as well as accurate and complete records concerning Collateral, and mark any and all such records and Collateral at RBC's request so as to indicate the Security Interest; and

      (i) to deliver to RBC from time to time promptly upon request:

            (i) any Documents of Title, Instruments, Securities and Chattel Paper constituting, representing or relating to Collateral,

            (ii) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to Collateral for the purpose of inspecting, auditing or copying the same,

            (iii) all financial statements prepared by or for Debtor regarding
                  Debtor's business,

            (iv) all policies and certificates of insurance relating to Collateral, and

            (v) such information concerning Collateral, the Debtor and Debtor's business and affairs as RBC may reasonably request.

5. USE AND VERIFICATION OF COLLATERAL

      Subject to compliance with Debtor's covenants contained herein and Clause 7 hereof, Debtor may, until default, possess, collect, use and enjoy and deal with the Collateral in the ordinary course of Debtor's business in any manner not inconsistent with the provisions hereof; provided always that RBC shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner RBC may consider appropriate and Debtor agrees to furnish all assistance and information and to perform all such acts as RBC may reasonably request in connection therewith and, for such purpose, to grant to RBC or its agents access to all places where Collateral may be located and to all premises occupied by Debtor.

6. SECURITIES

      If Collateral at any time includes Securities, Debtor authorizes RBC to transfer the same or any part thereof into its own name or that of its nominee(s) so that RBC or its nominee(s) may appear of record as the sole owner thereof; provided that, until default, RBC shall deliver promptly to Debtor all notices or other communications received by it or its nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to Debtor or its order a proxy to vote and take all action with respect to such Securities. After default, Debtor waives all rights to receive any notices or communications received by RBC or its nominee(s) as such registered owner and agrees that no proxy issued by RBC to Debtor or its order as aforesaid shall thereafter be effective

7. COLLECTION OF DEBTS

      Before or after default under this Security Agreement, RBC may notify all or any Account Debtors of the Security Interest and may also direct such Account Debtors to make all payments on Collateral to RBC. Debtor acknowledges that any payments on or other proceeds of Collateral received by Debtor from Account Debtors, whether before or after notification of this Security Interest to Account Debtors and whether before or after default under this Security Agreement, shall be received and held by Debtor in trust for RBC and shall be turned over to RBC upon request.

8. DISPOSITION OF MONEY

      Subject to any applicable requirements of the P.P.S.A., all Money collected or received by RBC pursuant to or in exercise of any right it possesses with respect to Collateral shall be applied on account of Indebtedness in such manner as RBC deems best or, at the option of RBC, may be held unappropriated in a collateral account or released to Debtor, all

                                                            E-FORM 926 (02/2007)

without prejudice to the liability of Debtor or the rights of RBC hereunder, and any surplus shall be accounted for as required by law.

9. EVENTS OF DEFAULT

      The happening of any of the following events or conditions shall constitute default hereunder which is herein referred to as "default":

      (a) the nonpayment when due, whether by acceleration or otherwise, of any principal or interest forming part of Indebtedness or the failure of Debtor to observe or perform any obligation, covenant, term, provision or condition contained in this Security Agreement or any other agreement between Debtor and RBC;

      (b) the death of or a declaration of incompetency by a court of competent jurisdiction with respect to Debtor, if an individual;

      (c) the bankruptcy or insolvency of Debtor; the filing against Debtor of a petition in bankruptcy; the making of an assignment for the benefit of creditors by Debtor; the appointment of a receiver or trustee for Debtor or for any assets of Debtor; or the institution by or against Debtor of any other type of insolvency proceeding under the Bankruptcy and Insolvency Act or otherwise;

      (d) the institution by or against Debtor of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of Debtor

      (e) if any Encumbrance affecting Collateral becomes enforceable against Collateral;

      (f) if Debtor ceases or threatens to cease to carry on business or makes or agrees to make a bulk sale of assets without complying with applicable law or commits or threatens to commit an act of bankruptcy;

      (g) if any execution, sequestration, extent or other process of any court becomes enforceable against Debtor or if a distress or analogous process is levied upon the assets of Debtor or any part thereof;

      (h) if any certificate, statement, representation, warranty or audit report heretofore or hereafter furnished by or on behalf of Debtor pursuant to or in connection with this Security Agreement, or otherwise (including, without limitation, the representations and warranties contained herein) or as an inducement to RBC to extend any credit to or to enter into this or any other agreement with Debtor, proves to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or proves to have omitted any substantial contingent or unliquidated liability or claim against Debtor; or if upon the date of execution of this Security Agreement, there shall have been any material adverse change in any of the facts disclosed by any such certificate, representation, statement, warranty or audit report, which change shall not have been disclosed to RBC at or prior to the time of such execution.

10. ACCELERATION

      RBC, in its sole discretion, may declare all or any part of the Indebtedness which is not by its terms payable on demand to be immediately due and payable, without demand or notice of any kind, in the event of default, or, if RBC, considers itself insecure or that the collateral is in jeopardy. The provisions of this clause are not intended in any way to affect any rights of RBC with respect to any Indebtedness which may now or hereafter be payable on demand.

11. REMEDIES

      (a) Upon default, RBC may appoint or reappoint by instrument in writing, any person or persons, whether an officer or officers or an employee or employees of RBC or not, to be a receiver or receivers (hereinafter called a "Receiver": which term when used herein shall include a receiver and manager) of Collateral and may remove any Receiver so appointed and appoint another in his/her stead. Any such Receiver shall, so far as concerns responsibility for his/her acts, be deemed the agent of Debtor and not RBC, and RBC shall not be in any way responsible for any misconduct, negligence, or non-feasance on the part of any such Receiver, his/her servants, agents or employees. Subject to the provisions of the instrument appointing him/her, any such Receiver shall have power to take possession of Collateral, to preserve Collateral or its value, to carry on or concur in carrying on all or any part of the business of Debtor and to sell, lease or otherwise dispose of or concur in selling, leasing or otherwise disposing of Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including Debtor, enter upon, use and occupy all premises owned or occupied by Debtor wherein Collateral may be situate, maintain Collateral upon such premises, borrow money on a secured or unsecured basis and use Collateral directly in carrying on Debtor's business or as security for loans or advances to enable the Receiver to carry on Debtor's business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by RBC, all Money received from time to time by such Receiver in carrying out his/her appointment shall be received in trust for and paid over to RBC. Every such Receiver may, in the discretion of RBC, be vested with all or any of the rights and powers of RBC.

      (b) Upon default, RBC may, either directly or through its agents or nominees, exercise any or all of the powers and rights given to a Receiver by virtue of the foregoing sub-clause (a).

      (c) RBC may take possession of, collect, demand, sue on, enforce, recover and receive Collateral and give valid and binding receipts and discharges therefor and in respect thereof and, upon default, RBC may sell, lease or otherwise dispose of Collateral in such manner, at such time or times and place or places, for such consideration and upon such terms and conditions as to RBC may seem reasonable.

      (d) In addition to those rights granted herein and in any other agreement now or hereafter in effect between Debtor and RBC and in addition to any other rights RBC may have at law or in equity, RBC shall have, both before and after default, all rights and remedies of a secured party under the P.P.S.A. Provided always, that RBC shall not be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease or otherwise dispose of Collateral or to institute any proceedings for such purposes. Furthermore, RBC shall have no obligation to take any steps to preserve rights against prior parties to any Instrument or Chattel Paper, whether Collateral or proceeds and whether or not in RBC's possession and shall not be liable or accountable for failure to do so.

      (e) Debtor acknowledges that RBC or any Receiver appointed by it may take possession of Collateral wherever it may be located and by any method permitted by law and Debtor agrees upon request from RBC or any such Receiver to assemble and deliver possession of Collateral at such place or places as directed.

      (f) Debtor agrees to be liable for and to pay all costs, charges and expenses reasonably incurred by RBC or any Receiver appointed by it, whether directly or for services rendered (including reasonable solicitors and auditors costs and other legal expenses and Receiver remuneration), in operating Debtor's accounts, in preparing or enforcing this Security Agreement, taking and maintaining custody of, preserving, repairing, processing, preparing for disposition and disposing of Collateral and in enforcing or collecting Indebtedness and all such costs, charges and expenses together with any

                                                            E-FORM 926 (02/2007)

amounts owing as a result of any borrowing by RBC or any Receiver appointed by it, as permitted hereby, shall be a first charge on the proceeds of realization, collection or disposition of Collateral and shall be secured hereby.

      (g) RBC will give Debtor such notice, if any, of the date, time and place of any public sale or of the date after which any private disposition of collateral is to be made, as may be required by the P. P.S.A.

12. MISCELLANEOUS

      (a) Debtor hereby authorizes RBC to file such financing statements, financing change statements and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying Collateral or any permitted Encumbrances affecting Collateral or identifying the locations at which Debtor's business is carried on and Collateral and records relating thereto are situate) as RBC may deem appropriate to perfect on an ongoing basis and continue the Security Interest, to protect and preserve Collateral and to realize upon the Security Interest and Debtor hereby irrevocably constitutes and appoints the Manager or Acting Manager from time to time of the herein mentioned branch of RBC the true and lawful attorney of Debtor, with full power of substitution, to do any of the foregoing in the name of Debtor whenever and wherever it may be deemed necessary or expedient.

      (b) Without limiting any other right of RBC, whenever Indebtedness is immediately due and payable or RBC has the right to declare Indebtedness to be immediately due and payable (whether or not it has so declared), RBC may, in its sole discretion, set off against Indebtedness any and all amounts then owed to Debtor by RBC in any capacity, whether or not due, and RBC shall be deemed to have exercised such right of set off immediately at the time of making its decision to do so even though any charge therefor is made or entered on RBC's records subsequent thereto.

      (c) Upon Debtor's failure to perform any of its duties hereunder, RBC may, but shall not be obligated to, perform any or all of such duties, and Debtor shall pay to RBC, forthwith upon written demand therefor, an amount equal to the expense incurred by RBC in so doing plus interest thereon from the date such expense is incurred until it is paid at the rate of 15% per annum.

      (d) RBC may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges and otherwise deal with Debtor, debtors of Debtor, sureties and others and with Collateral and other security as RBC may see fit without prejudice to the liability of Debtor or RBC's right to hold and realize the Security Interest. Furthermore, RBC may demand, collect and sue on Collateral in either Debtor's or RBC's name, at RBC's option, and may endorse Debtor's name on any and all cheques, commercial paper, and any other Instruments pertaining to or constituting Collateral.

      (e) No delay or omission by RBC in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Furthermore, RBC may remedy any default by Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Debtor. All rights and remedies of RBC granted or recognized herein are cumulative and may be exercised at any time and from time to time independently or in combination.

      (f) Debtor waives protest of any Instrument constituting Collateral at any time held by RBC on which Debtor is in any way liable and, subject to Clause 11
(g) hereof, notice of any other action taken by RBC.

      (g) This Security Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns. In any action brought by an assignee of this Security Agreement and the Security Interest or any part thereof to enforce any rights hereunder, Debtor shall not assert against the assignee any claim or defence which Debtor now has or hereafter may have against RBC. If more than one Debtor executes this Security Agreement the obligations of such Debtors hereunder shall be joint and several.

      (h) RBC may provide any financial and other information it has about Debtor, the Security Interest and the Collarteral to any one acquiring or who may acquire an interest in the Security Interest or the Collateral from the Bankor any one acting on behalf of the Bank.

      (i) Save for any schedules which may be added hereto pursuant to the provisions hereof, no modification, variation or amendment of any provision of this Security Agreement shall be made except by a written agreement, executed by the parties hereto and no waiver of any provision hereof shall be effective unless in writing.

      (j) Subject to the requirements of Clause 11 (g) and 12 (k) hereof, whenever either party hereto is required or entitled to notify or direct the other or to make a demand or request upon the other, such notice, direction, demand or request shall be in writing and shall be sufficiently given, in the case of RBC, if delivered to it or sent by prepaid registered mail addressed to it at its address herein set forth or as changed pursuant hereto and, in the case of Debtor, if delivered to it or if sent by prepaid registered mail addressed to it at its last address known to RBC. Either party may notify the other pursuant hereto of any change in such party's principal address to be used for the purposes hereof.

      (k) This Security Agreement and the security afforded hereby is in addition to and not in substitution for any other security now or hereafter held by RBC, and is intended to be a continuing Security Agreement and shall remain in full force and effect until the Manager or Acting Manager from time to time of the herein mentioned branch of RBC shall actually receive written notice of its discontinuance; and, notwithstanding such notice, shall remain in full force and effect thereafter until all Indebtedness contracted for or created before the receipt of such notice by RBC, and any extensions or renewals thereof (whether made before or after receipt of such notice) together with interest accruing thereon after such notice, shall be paid in full.

      (l) The headings used in this Security Agreement are for convenience only and are not to be considered a part of this Security Agreement and do not in any way limit or amplify the terms and provisions of this Security Agreement.

      (m) When the context so requires, the singular number shall be read as if the plural were expressed and the provisions hereof shall be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

      (n) In the event any provision of this Security Agreement, as amended from time to time, shall be deemed invalid or void, in whole or in part, by any Court of competent jurisdiction, the remaining terms and provisions of this Security Agreement shall remain in full force and effect.

      (o) Nothing herein contained shall in any way obligate RBC to grant, continue, renew, extend time for payment of or accept anything which constitutes or would constitute Indebtedness.

      (p) The Security Interest created hereby is intended to attach when this Security Agreement is signed by Debtor and delivered to RBC.

      (q) Debtor acknowledges and agrees that in the event it amalgamates with any other company or companies it is the intention of the parties hereto that the term "Debtor" when used herein shall apply to each of the amalgamating companies and to the amalgamated company, such that the Security Interest granted hereby (i) shall extend to "Collateral" (as that term is herein defined) owned by each of the amalgamating companies and the amalgamated company at the time of amalgamation and to any "Collateral" thereafter owned or acquired by the amalgamated company, and (ii) shall secure the 'Indebtedness" (as that term is herein defined) of each of the amalgamating companies

                                                            E-FORM 926 (02/2007)

and the amalgamated company to RBC thereafter arising. The Security Interest shall attach to "Collateral" owned by each company amalgamating with Debtor, and by the amalgamated company, at the time of amalgamation, and shall attach to any "Collateral" thereafter owned or acquired by the amalgamated company when such becomes owned or is acquired.

      (r) In the event that Debtor is a body corporate, it is hereby agreed that the Limitation of Civil Rights Act of the Province of Saskatchewan, or any provision thereof, shall have no application to this Security Agreement or any agreement or instrument renewing or extending or collateral to this Security Agreement. In the event that Debtor is an agricultural corporation within the meaning of The Saskatchewan Farm Security Act, Debtor agrees with RBC that all of Part IV (other than Section 46) of that Act shall not apply to Debtor

      (s) This Security Agreement and the transactions evidenced hereby shall be governed by and construed in accordance with the laws of the province in which the herein branch of RBC is located, as those laws may from time to time be in effect, including, where applicable, the P.P.S.A.

13. COPY OF AGREEMENT

      (a) Debtor hereby acknowledges receipt of a copy of this Security
Agreement.

      (b) Debtor waives Debtor's right to receive a copy of any financing statement or financing change statement registered by RBC or of any verification statement with respect to any financing statement or financing change statement registered by RBC. (Applies in all P.P.S.A. Provinces except Ontario).

14. Debtor represents and warrants that the following information is accurate:


INDIVIDUAL DEBTOR
--------------------------------------------------------------------------------
SURNAME (LAST NAME)           FIRST NAME  SECOND NAME             BIRTH DATE
                                                                  YEAR MONTH DAY

--------------------------------------------------------------------------------
ADDRESS OF INDIVIDUAL DEBTOR  CITY                     PROVINCE   POSTAL CODE

--------------------------------------------------------------------------------
SURNAME (LAST NAME)           FIRST NAME  SECOND NAME             BIRTH DATE
                                                                  YEAR MONTH DAY

--------------------------------------------------------------------------------
ADDRESS OF INDIVIDUAL DEBTOR  CITY                     PROVINCE   POSTAL CODE
(IF DIFFERENT FROM ABOVE)

--------------------------------------------------------------------------------


BUSINESS DEBTOR
--------------------------------------------------------------------------------
NAME OF BUSINESS DEBTOR
ESW Canada Inc.
--------------------------------------------------------------------------------
ADDRESS OF BUSINESS DEBTOR    CITY                     PROVINCE   POSTAL CODE
335 Connie Cr.                Concord                  ON         L4K 5R2
--------------------------------------------------------------------------------


TRADE NAME (IF APPLICABLE)
--------------------------------------------------------------------------------
TRADE NAME OF DEBTOR

--------------------------------------------------------------------------------
PRINCIPAL ADDRESS
(IF DIFFERENT FROM ABOVE)     CITY                     PROVINCE   POSTAL CODE

--------------------------------------------------------------------------------

IN WITNESS WHEREOF Debtor has executed this Security Agreement this _____ day of ____________, ____.

                                 ESW CANADA INC.


------------------------------  ----------------------------------------- [SEAL]
WITNESS


------------------------------  ----------------------------------------- [SEAL]
WITNESS

BRANCH ADDRESS
--------------------------------------------------------------------------------
KBI ONTARIO - LIFE SCIENCES
2ND FLR  6880 FINANCIAL DR
MISSISSAUGA ON
L5N 7Y5
--------------------------------------------------------------------------------

                                                            E-FORM 926 (02/2007)

                                  SCHEDULE "A"

                      (ENCUMBRANCES AFFECTING COLLATERAL)

                                                            E-FORM 926 (02/2007)

                                  SCHEDULE "B"

1.    LOCATIONS OF DEBTOR'S BUSINESS OPERATIONS

      335 CONNIE CR.
      CONCORD, ON
      L4K 5R2

2.    LOCATIONS OF RECORDS RELATING TO COLLATERAL (IF DIFFERENT FROM 1. ABOVE)

      SAME AS ABOVE

3.    LOCATIONS OF COLLATERAL (IF DIFFERENT FROM 1. ABOVE)

      SAME AS ABOVE

                                                            E-FORM 926 (02/2007)

                                  SCHEDULE "C"
                           (DESCRIPTION OF INVENTORY)



Date: ______________


      ______________
      client initial

                                                            E-FORM 812 (12/2003)
                                                                   RETENTION - M

                       GUARANTEE AND POSTPONEMENT OF CLAIM

TO: ROYAL BANK OF CANADA

      FOR VALUABLE CONSIDERATION, receipt whereof is hereby acknowledged, the undersigned and each of them (if more than one) hereby jointly and severally guarantee(s) payment on demand to Royal Bank of Canada (hereinafter called the "Bank") of all debts and liabilities, present or future, direct or indirect, absolute or contingent, matured or not, at any time owing by ESW CANADA INC. (hereinafter called the "customer") to the Bank or remaining unpaid by the customer to the Bank, heretofore or hereafter incurred or arising and whether incurred by or arising from agreement or dealings between the Bank and the customer or by or from any agreement or dealings with any third party by which the Bank may be or become in any manner whatsoever a creditor of the customer or however otherwise incurred or arising anywhere within or outside the country where this guarantee is executed and whether the customer be bound alone or with another or others and whether as principal or surety (such debts and liabilities being hereinafter called the "liabilities"); the liability of the undersigned hereunder being limited to the sum of $2,500,000.00 TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS together with interest thereon from the date of demand for payment at a rate equal to THE BANK'S PRIME INTEREST RATE PER ANNUM IN EFFECT FROM TIME TO TIME PLUS 1.500 ONE AND ONE HALF percent per annum as well after as before default and judgement.

AND THE UNDERSIGNED AND EACH OF THEM (IF MORE THAN ONE) HEREBY JOINTLY AND SEVERALLY AGREE(S) WITH THE BANK AS FOLLOWS:

(1) The Bank may grant time, renewals, extensions, indulgences, releases and discharges to, take securities (which word as used herein includes securities taken by the Bank from the Customer and others, monies which the Customer has on deposit with the Bank, other assets of the Customer held by the Bank in safekeeping or otherwise, and other guarantees) from and give the same and any or all existing securities up to, abstain from taking securities from, or perfecting securities of, cease or refrain from giving credit or making loans or advances to, or change any term or condition applicable to the liabilities, including without limitation, the rate of interest or maturity date, if any, or introduce new terms and conditions with regard to the liabilities, or accept compositions from and otherwise deal with, the customer and others and with all securities as the Bank may see fit, and may apply all moneys at any time received from the customer or others or from securities upon such part of the liabilities as the Bank deems best and change any such application in whole or in part from time to time as the Bank may see fit, the whole without in any way limiting or lessening the liability of the undersigned under this guarantee, and no loss of or in respect of any securities received by the Bank from the customer or others, whether occasioned by the fault of the Bank or otherwise, shall in any way limit or lessen the liability of the undersigned under this guarantee.

(2) This guarantee shall be a continuing guarantee and shall cover all the liabilities, and it shall apply to and secure any ultimate balance due or remaining unpaid to the Bank.

(3) The Bank shall not be bound to exhaust its recourse against the customer or others or any securities it may at any time hold before being entitled to payment from the undersigned of the liabilities. The undersigned renounce(s) to all benefits of discussion and division.

(4) The undersigned or any of them may, by notice in writing delivered to the Manager of the branch or agency of the Bank receiving this instrument, with effect from and after the date that is 30 days following the date of receipt by the Bank of such notice, determine their or his/her liability under this guarantee in respect of liabilities thereafter incurred or arising but not in respect of any liabilities theretofore incurred or arising even though not then matured, provided, however, that notwithstanding receipt of any such notice the Bank may fulfil any requirements of the customer based on agreements express or implied made prior to the receipt of such notice and any resulting liabilities shall be covered by this guarantee; and provided further that in the event of the determination of this guarantee as to one or more of the undersigned it shall remain a continuing guarantee as to the other or others of the undersigned.

(5) All indebtedness and liability, present and future, of the customer to the undersigned or any of them are hereby assigned to the Bank and postponed to the liabilities, and all moneys received by the undersigned or any of them in respect thereof shall be received in trust for the Bank and forthwith upon receipt shall be paid over to the Bank, the

                                                            E-FORM 812 (12/2003)

whole without in any way limiting or lessening the liability of the undersigned under the foregoing guarantee; and this assignment and postponement is independent of the said guarantee and shall remain in full effect notwithstanding that the liability of the undersigned or any of them under the said guarantee may be extinct. The term "Liabilities", as previously defined, for purposes of the postponement feature provided by this agreement, and this section in particular, includes any funds advanced or held at the disposal of the customer under any line(s) of credit.

(6) This guarantee and agreement shall not be affected by the death or loss or diminution of capacity of the undersigned or any of them or by any change in the name of the customer or in the membership of the customer's firm through the death or retirement of one or more partners or the introduction of one or more other partners or otherwise, or by the acquisition of the customer's business by a corporation, or by any change whatsoever in the objects, capital structure or constitution of the customer, or by the customer's business being amalgamated with a corporation, but shall notwithstanding the happening of any such event continue to apply to all the liabilities whether theretofore or thereafter incurred or arising and in this instrument the word "customer" shall include every such firm and corporation.

(7) This guarantee shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or times of any sum or sums of money for the time being due or remaining unpaid to the Bank, and all dividends, compositions, proceeds of security valued and payments received by the Bank from the customer or from others or from estates shall be regarded for all purposes as payments in gross without any right on the part of the undersigned to claim in reduction of the liability under this guarantee the benefit of any such dividends, compositions, proceeds or payments or any securities held by the Bank or proceeds thereof, and the undersigned shall have no right to be subrogated in any rights of the Bank until the Bank shall have received payment in full of the liabilities.

(8) All monies, advances, renewals, credits and credit facilities in fact borrowed or obtained from the Bank shall be deemed to form part of the liabilities, notwithstanding any lack or limitation of status or of power, incapacity or disability of the customer or of the directors, partners or agents of the customer, or that the customer may not be a legal or suable entity, or any irregularity, defect or informality in the borrowing or obtaining of such monies, advances, renewals, credits or credit facilities, or any other reason, similar or not, the whole whether known to the Bank or not. Any sum which may not be recoverable from the undersigned on the footing of a guarantee, whether for the reasons set out in the previous sentence, or for any other reason, similar or not, shall be recoverable from the undersigned and each of them as sole or principal debtor in respect of that sum, and shall be paid to the Bank on demand with interest and accessories.

(9) This guarantee is in addition to and not in substitution for any other guarantee, by whomsoever given, at any time held by the Bank, and any present or future obligation to the Bank incurred or arising otherwise than under a guarantee, of the undersigned or any of them or of any other obligant, whether bound with or apart from the customer; excepting any guarantee surrendered for cancellation on delivery of this instrument.

(10) The undersigned and each of them shall be bound by any account settled between the Bank and the customer, and if no such account has been so settled immediately before demand for payment under this guarantee any account stated by the Bank shall be accepted by the undersigned and each of them as conclusive evidence of the amount which at the date of the account so stated is due by the customer to the Bank or remains unpaid by the customer to the Bank.

(11) This guarantee and agreement shall be operative and binding upon every signatory thereof notwithstanding the non-execution thereof by any other proposed signatory or signatories, and possession of this instrument by the Bank shall be conclusive evidence against the undersigned and each of them that this instrument was not delivered in escrow or pursuant to any agreement that it should not be effective until any conditions precedent or subsequent had been complied with, unless at the time of receipt of this instrument by the Bank each signatory thereof obtains from the Manager of the branch or agency of the Bank receiving this instrument a letter setting out the terms and conditions under which this instrument was delivered and the conditions, if any, to be observed before it becomes effective.

(12) No suit based on this guarantee shall be instituted until demand for payment has been made, and demand for payment shall be deemed to have been effectually made upon any guarantor if and when an envelope containing such demand, addressed to such guarantor at the address of such guarantor last known to the Bank, is posted, postage prepaid, in the post office, and in the event of the death of any guarantor demand for payment addressed to any of such guarantor's heirs, executors, administrators or legal representatives at the address of the addressee last known to the Bank and posted as aforesaid shall be deemed to have been effectually made upon all of them. Moreover, when demand for payment has been made, the undersigned shall also be liable to the Bank for all legal costs (on a solicitor and own client basis) incurred by or on behalf of the Bank resulting from any action instituted on the basis of this guarantee. All payments hereunder shall be made to the Bank at a branch or agency of the Bank.

(13) This instrument covers all agreements between the parties hereto relative to this guarantee and assignment and postponement, and none of the parties shall be bound by any representation or promise made by any person relative thereto which is not embodied herein.

                                                            E-FORM 812 (12/2003)

(14) This guarantee and agreement shall extend to and enure to the benefit of the Bank and its successors and assigns, and every reference herein to the undersigned or to each of them or to any of them, is a reference to and shall be construed as including the undersigned and the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned or of each of them or of any of them, as the case may be, to and upon all of whom this guarantee and agreement shall extend and be binding.

(15) Prime Interest Rate is the annual rate of interest announced from time to time by Royal Bank of Canada as a reference rate then in effect for determining interest rates on Canadian dollar commercial loans in Canada.

(16) This Guarantee and Postponement of Claim shall be governed by and construed in accordance with the laws of the PROVINCE OF ONTARIO ("Jurisdiction"). The undersigned irrevocably submits to the courts of the Jurisdiction in any action or proceeding arising out of or relating to this Guarantee and Postponement of Claim, and irrevocably agrees that all such actions and proceedings may be heard and determined in such courts, and irrevocably waives, to the fullest extent possible, the defense of an inconvenient forum. The undersigned agrees that a judgment or order in any such action or proceeding may be enforced in other jurisdictions in any manner provided by law. Provided, however, that the Bank may serve legal process in any manner permitted by law or may bring an action or proceeding against the undersigned or the property or assets of the undersigned in the courts of any other jurisdiction.

(Applicable in all P.P.S.A. Provices except Ontario.)

(17) The Undersigned hereby acknowledges receipt of a copy of this agreement.

(18) The Undersigned hereby waives Undersigned's right to receive a copy of any Financing Statement or Financing Change Statement registered by the Bank.

GIVEN UNDER SEAL at ______________________________ this ____________________.
                                                        (MONTH) (DAY) (YEAR)

SIGNED, SEALED AND DELIVERED IN THE PRESENCE OF

                            ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.


-------------------------   --------------------------------------------- [SEAL]
Witness


-------------------------   --------------------------------------------- [SEAL]
Witness


-------------------------   --------------------------------------------- [SEAL]
Witness


-------------------------   --------------------------------------------- [SEAL]
Witness

E-FORM 812 (12/2003)

(To be completed when the guarantee is stated to be governed by the laws of the Province of Alberta, the loan is repayable in Alberta, the guarantee is executed in Alberta, the customer carries on business in Alberta, or the guarantor is resident or owns assets in Alberta.)

(To be completed only where the guarantor is not a corporation)

                  THE GUARANTEES ACKNOWLEDGEMENT ACT, (ALBERTA)
                          CERTIFICATE OF NOTARY PUBLIC

      I HEREBY CERTIFY THAT:

      (1) ______________________________________________________________________
of ________________ in the Province of ________________, the guarantor in the guarantee dated _________ made between ROYAL BANK OF CANADA and ______________________________________________________________________ , which this certificate is attached to or noted upon, appeared in person before me and acknowledged that he/she had executed the guarantee;

      (2) I satisfied myself by examination of the guarantor that he/she is aware of the contents of the guarantee and understands it.

Given at ________________ this _______________ under my hand and seal of office


(SEAL OF NOTARY PUBLIC)                   ______________________________________
                                                A NOTARY PUBLIC IN AND FOR

(Guarantor to sign in presence of Notary Public)

                             STATEMENT OF GUARANTOR

I am the person named in the certificate  ______________________________________
                                                  Signature of Guarantor

(To be completed when the guarantee is stated to be governed by the laws of the Province of Saskatchewan and theBorrower or Guarantor is a farmer in Saskatchewan, or the farmer or Guarantor owns farm assets in Saskatchewan.)

         THE SASKATCHEWAN FARM SECURITY ACT ACKNOWLEDGEMENT OF GUARANTEE
                                  (SECTION 31)
                     CERTIFICATE OF LAWYER OR NOTARY PUBLIC

      I HEREBY CERTIFY THAT:

      (1) ______________________________________________________________________
of ________________ in the Province of ________________, the guarantor in the guarantee dated _________ made between ROYAL BANK OF CANADA and ______________________________________________________________________ , which this certificate is attached to or noted upon, appeared in person before me and acknowledged that he/she had executed the guarantee;

      (2) I satisfied myself by examination of the guarantor that he/she is aware of the contents of the guarantee and understands it.

      (3) I have not prepared any documents on behalf of the creditor, Royal Bank of Canada, relating to the transaction and I am not otherwise interested in the transaction; (4) I acknowledge that the guarantor signed the following "Statement of Guarantor" in my presence. Given at ________________ this _______________ under my hand and seal of office

(SEAL REQUIRED WHERE NOTARY               ______________________________________
 PUBLIC SIGNS CERTIFICATE)                A LAWYER OR A NOTARY PUBLIC IN AND FOR

                                          ______________________________________

                             STATEMENT OF GUARANTOR

I am the person named in the certificate  ______________________________________
                                                  Signature of Guarantor

                                                              FORM 918 (1995/04)
                                                                   RETENTION - M

POSTPONEMENT AND ASSIGNMENT OF CLAIM
ROYAL BANK OF CANADA

FOR VALUABLE CONSIDERATION, receipt whereof is hereby acknowledged, all debts and liabilities, present and future (the "Liabilities"), of ESW CANADA INC. (hereinafter called the "Borrower") to the Undersigned, or any of them, are hereby deferred and postponed by the Undersigned, and each of them, to the debts, liabilities and advances, present and future (the "Obligations"), of the Borrower to the Royal Bank of Canada (the "Bank") and it is agreed by the Undersigned, and each of them, that until all Obligations of the Borrower to the Bank have been paid, no payment shall be made or received on account of any Liabilities of the Borrower to the Undersigned, or any of them, and that any payments which may be received by the Undersigned, or any of them, from the Borrower (or from any third party on account of or otherwise for the benefit of the Borrower) notwithstanding the foregoing shall be received in trust for the Bank and shall be paid over to the Bank forthwith upon receipt but no such payment shall have the effect of reducing the Obligations of the Borrower to the Bank until the same is actually received by the Bank; and none of the Liabilities of the Borrower to the Undersigned, or any of them, shall be released, transferred or charged in any manner whatsoever or allowed or permitted to become unenforceable through lapse of time, and the Bank may, but shall not be bound to, claim and prove in respect of any or all Liabilities of the Borrower to the Undersigned, or any of them, in any bankruptcy, insolvency, composition, scheme of arrangement, liquidation or winding-up, voluntary or involuntary, affecting the Borrower or any distribution of assets of the Borrower among creditors of the Borrower, and all of the Liabilities of the Borrower to the Undersigned, or any of them, are hereby assigned and transferred to the Bank and all dividends or other sums which may be or become payable in respect thereof shall be due and be paid to the Bank until the Bank shall have received, together with dividends on the Obligations of the Borrower to the Bank, the full amount of the said Obligations; and the Undersigned, and each of them, will from time to time execute all such statements, proofs of claims, transfers, assignments and documents and do all such other acts and things as the Bank may request from time to time to implement any and all of the foregoing.

      IT IS AGREED by the Parties hereto that the Borrower will pay all costs, charges and expenses reasonably incurred by the Bank whether directly or for services rendered (including reasonable solicitors' and auditors' costs, registration costs and other legal expenses), in operating the Borrower's accounts, in preparing or enforcing this Agreement, and all such costs, charges and expenses.

      IT IS AGREED by the Parties hereto that the Obligations of the Borrower to the Bank, whenever referred to herein, shall include any and all funds advanced or held at the disposal of the Borrower under any line(s) of credit.

      THIS AGREEMENT shall extend to and enure to the benefit of the Bank and its successors and assigns and shall be binding upon the Undersigned and the heirs, executors, administrators, legal representatives, successors and assigns of the Undersigned, and each of them.

(Applicable in PPSA Provinces)

The Undersigned hereby acknowledges receipt of a copy of this agreement.

(Applicable in the Province of Quebec)

      The Undersigned has(have) expressly requested that this document be drawn up in the English language. Le(s) sous-signe(s) a(ont) expressement demande que ce document soit redige en langue anglaise.

(Applicable in all PPSA Provinces except Ontario)

      The Undersigned hereby waives Undersigned's right to receive a copy of any financing statement or financing change statement registered by the Bank, or of any verification statement with respect to any financing statement registered by the Bank.

Given under seal at ______________________________ this ____________________
                                                        (Month) (Day) (Year)

In the presence of

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.


------------------------------  ----------------------------------------- [SEAL]
Witness


      The "Borrower" named above hereby acknowledges receipt of a copy of the foregoing Agreement, accepts the assignment and transfer contained therein and further agrees with the Bank to give effect to all of the provisions of the foregoing Agreement.

Given under seal at ______________________________ this ____________________
                                                        (Month) (Day) (Year)


                                ESW CANADA INC.

In the presence of


------------------------------  ----------------------------------------- [SEAL]
Witness


--------------------------------------------------------------------------------
BRANCH ADDRESS
KBI ONTARIO - LIFE SCIENCES
2ND FLR  6880 FINANCIAL DR
MISSISSAUGA ON
L5N 7Y5

(Applicable in PPSA Provinces)

Insert the full, true and correct legal name and address of Debtor (Undersigned above) and, for individuals, birth date of Debtor.

--------------------------------------------------------------------------------
                      Full name and address                       Date of birth
--------------------------------------------------------------------------------
                                                                  Month Day Year
ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.
--------------------------------------------------------------------------------
335 CONNIE CR.
CONCORD, ON L4K 5R2
--------------------------------------------------------------------------------